                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [X]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [ ]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                                WARNER-LAMBERT COMPANY
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                                                              NOTICE OF ANNUAL
                                                              MEETING AND PROXY
                                                              STATEMENT
                                                              -----------------
                                                              1996

                                                               [LOGO]

Notice of Annual Meeting of Stockholders     201 Tabor Road
April 23, 1996                               Morris Plains
----------------------------------------     New Jersey 07950

     The Annual Meeting of Stockholders of Warner-Lambert Company ('Warner-Lambert') will be held at the Parsippany Hilton Hotel, One Hilton Court, Parsippany, New Jersey on Tuesday, April 23, 1996, at 10:30 a.m., Eastern Daylight Saving Time, for the following purposes:

1 to elect a Board of thirteen directors of Warner-Lambert to hold office for the ensuing year;

2 to approve the Warner-Lambert Company 1996 Stock Plan, as set forth in Exhibit
  A to the Proxy Statement;

3 to approve the appointment of independent accountants for 1996;

4 to approve the adoption of an amendment to the Restated Certificate of Incorporation to increase the authorized Common Stock from 300,000,000 shares to 500,000,000 shares; and

5 to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors of Warner-Lambert has fixed the close of business on February 22, 1996 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. A list of the stockholders entitled to vote will be open to the examination of stockholders at Warner-Lambert Company, 35 Waterview Boulevard, Parsippany, New Jersey during ordinary business hours from April 9, 1996 to the date of the meeting.

     Whether or not you plan to attend the meeting in person, please vote, sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible in order that you may be represented at the meeting. If you attend the meeting and wish to vote in person, your Proxy will not be used.

     Admittance Cards are required for attendance at the meeting. If you plan to attend the meeting, please mark the box provided on the Proxy, and an Admittance Card will be sent to you. If you do not wish to send the Proxy, you may enclose your own request in the envelope and receive an Admittance Card.

     Warner-Lambert has approximately 41,000 holders of Common Stock, many of whom own less than 100 shares. To ensure proper representation at the meeting, it is important, however small your holdings, that you vote, sign, date and return your Proxy promptly. Prompt return of your Proxy will help to reduce expenses.

By Order of the Board of Directors
Rae G. Paltiel
Secretary
March 7, 1996

                                                                       [LOGO]
                                                                            1

Proxy Statement for Annual Meeting of Stockholders of     201 Tabor Road
Warner-Lambert Company                                    Morris Plains
-----------------------------------------------------     New Jersey 07950

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Warner-Lambert Company ('Warner-Lambert' or the 'Company') of Proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, April 23, 1996, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of Proxy to stockholders will commence on March 7, 1996.

GENERAL
The Board of Directors knows of no business which will be presented to the meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the Proxy will vote the same and act in accordance with their judgment. Shares represented by properly executed Proxies received on behalf of Warner-Lambert will be voted at the meeting in the manner specified therein. If no instructions are specified in a signed Proxy returned to Warner-Lambert, the shares represented thereby will be voted in favor of the election of the directors listed in the enclosed Proxy, in favor of the Warner-Lambert Company 1996 Stock Plan, as set forth in Exhibit A to this Proxy Statement, in favor of the appointment of Price Waterhouse LLP as independent accountants for 1996 and in favor of the adoption of an amendment to the
Restated Certificate of Incorporation to increase the authorized shares of Common Stock. Any Proxy may be revoked by the person giving it at any time prior to being voted.
     Only holders of Common Stock, $1 par value, whose names appear of record on the books of Warner-Lambert at the close of business on February 22, 1996, are entitled to vote at the meeting. At the close of business on that date there
were                   shares of Common Stock outstanding. Each share of  Common
Stock is entitled to one vote on each matter to be presented at the meeting.
     For purposes of determining the number of votes cast on any matter, only those cast for or withheld from a nominee for director or those cast for or against the other matters to be voted upon are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present.

ELECTION OF DIRECTORS
Pursuant to authority contained in the By-Laws, the Board of Directors has established the number of directors to be elected at the 1996 Annual Meeting of Stockholders at thirteen. Accordingly, a slate of thirteen directors, consisting of the persons named below, is to be elected at the meeting to serve for the ensuing year. Each nominee is a director at the present time. No nominee for director is related to any other nominee or officer of Warner-Lambert or its subsidiaries or other affiliates. All nominees were recommended to the stockholders for election at the Annual Meeting by the Board of Directors at its January meeting, based upon a prior recommendation to the Board by the Nominating and Organization Committee. Each nominee will be elected a director by a majority of the votes cast for such nominee.

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      2

[PHOTO OF ROBERT N. BURT]

Nominees for Election as Directors
ROBERT N. BURT
Age 58  First Elected Director: 1995

Chairman of the Board and Chief Executive Officer, FMC Corporation (Chemical and machinery manufacturing)

Mr. Burt was elected to the Board of Directors, effective September 1, 1995. Mr. Burt joined FMC Corporation in 1973. After holding various positions in the agricultural division, he was elected Vice President in 1978. He served as General Manager of FMC's Defense Systems Group from 1983 to 1988 when he was named Executive Vice President. He served as President of FMC from 1990 to 1993 and was appointed Chairman of the Board and Chief Executive Officer in 1991. Mr. Burt has served on FMC's Board of Directors since 1989. Mr. Burt received a B.S. degree in chemical engineering from Princeton University and an M.B.A. from Harvard Business School. He is a director of Phelps Dodge Corporation, the World Resources Institute, the Rehabilitation Institute of Chicago and the Economic Club of Chicago. Mr. Burt is a member of the Business Roundtable's Policy and Planning Committee, the Illinois Business Roundtable and the Defense Policy
Advisory Committee on Trade and Vice Chairman and Trustee of the Chicago Symphony Orchestra.



[PHOTO OF DONALD C. CLARK]


DONALD C. CLARK
Age 64  First Elected Director: 1984

Chairman of the Board of Household International, Inc.
(Financial services)

Mr. Clark joined Household International, Inc. in 1955 and held various executive positions before serving as President from 1977 to January, 1988, and Chief Executive Officer from 1982 to September, 1994. Mr. Clark has served as Chairman of the Board of Household International since 1984. Mr. Clark received a degree in business administration from Clarkson University and an M.B.A. from Northwestern University. He is a director of Household International, Inc., Ameritech Corporation, Scotsman Industries Inc. and Ripplewood Holdings L.L.C. He is also a director of the Chicago Council on Foreign Relations, the Lyric Opera and the Evanston Hospital Board. Mr. Clark is a member of the Mid America Club, The Conference Board, The Business Roundtable and the Economic Club of Chicago. He also serves as National Trustee of Northwestern University and as a Trustee of Clarkson University.

                                                                       [LOGO]
                                                                           3

[PHOTO OF LODEWIJK J. R. DE VINK]

LODEWIJK J. R. DE VINK
Age 51  First Elected Director: 1991

President and Chief Operating Officer of Warner-Lambert

Mr. de Vink joined Warner-Lambert in 1988 as Vice President and President, International Operations. In April, 1990 he was appointed Executive Vice President and President, U.S. Operations, and in August, 1991 he was elected to his present position as President and Chief Operating Officer. Previously, he was employed by Schering-Plough Corporation in various management and executive positions, advancing to Senior Vice President, Schering International, in 1984 and President, Schering International, in 1986. Mr. de Vink graduated from Nijenrode, The Netherlands School of Business. He holds a B.B.A. from Washburn University and an M.B.A. from American University. Mr. de Vink is a director of NYNEX Corporation and the United Negro College Fund. He is also Chairman and a director of the Board of Pharmaceutical Research and Manufacturers of America. Mr. de Vink is a director of the National Actors' Theater, Friends of Hassenfeld and Morristown Memorial Hospital. He also serves as a Trustee of the National Foundation for Infectious Diseases.


[PHOTO OF JOHN A. GEORGES]


JOHN A. GEORGES
Age 65  First Elected Director: 1983

Chairman of the Board and Chief Executive Officer of International Paper (Packaging, paper and forest products)

Mr. Georges joined International Paper in 1979 as Executive Vice President. He was named Vice Chairman in 1980, President and Chief Operating Officer in 1981, President and Chief Executive Officer in 1984, and Chairman of the Board and Chief Executive Officer in 1985. Mr. Georges received a B.S. in chemical engineering from the University of Illinois and holds an M.S. in business administration from Drexel University. Mr. Georges is a director of International Paper, AK Steel Corporation, Ryder System, Inc. and Scitex Corporation. He is a Board member of and Trustee of the Public Policy Institute of The Business Council of New York State, a member of The Business Council, The Business Roundtable and the Trilateral Commission and is President and a member of the Board of the University of Illinois Foundation. Mr. Georges is also a Trustee of Drexel University and a member of the Advisory Committee for Trade Policy and Negotiations.

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        4

[PHOTO OF MELVIN R. GOODES]


MELVIN R. GOODES
Age 60  First Elected Director: 1985
Chairman of the Board and Chief Executive Officer of Warner-Lambert

Mr. Goodes joined Warner-Lambert in 1965 and held various managerial and executive positions, serving as President, Warner-Lambert Mexico from 1970 to 1976, President, Pan-American Zone, from 1976 to 1977, President, Pan-American/Asian Zone, from 1977 to 1979 and President, Consumer Products Division, from 1979 to 1983. Mr. Goodes was elected Vice President in 1977, Senior Vice President in 1980, Executive Vice President and President, U.S. Operations, in 1984 and President and Chief Operating Officer in 1985. In August, 1991, he was elected to his current position as Chairman of the Board and Chief Executive Officer. Mr. Goodes is a graduate of Queen's University, Kingston, Ontario, Canada, of which he is currently a Trustee, and received an M.B.A. from the University of Chicago. He is a director of Ameritech Corporation, Chemical Bank, Chemical Banking Corporation and Unisys Corporation. He is also a director of the International Executive Service Corps and the New Jersey Performing Arts Center. Mr. Goodes is a member of the Industry Policy Advisory Committee, The Conference Board, the Advisory Board of the American Paralysis Association and the University of Chicago Advisory Council of the Graduate School of Business. He is a director and a member of the Executive Committee of the National Council on Economic Education and a Trustee of the University of Chicago Council of the Division of Biological Sciences.


[PHOTO OF WILLIAM H. GRAY III]


WILLIAM H. GRAY III
Age 54  First Elected Director: 1991
President of the United Negro College Fund

Mr. Gray was appointed President of the United Negro College Fund in September, 1991. He has also served as the Senior Minister of the Bright Hope Baptist Church since 1963. From 1968 through 1972, Mr. Gray was a lecturer at Jersey City State College, Rutgers University and Montclair State College. He was an Assistant Professor and a director of St. Peter's College from 1970 to 1974. Mr. Gray served as a Congressman from the Second District of Pennsylvania from 1979 to 1991. During his tenure, he was Chairman of the House Budget Committee, a member of the Appropriations Committee, Chairman of the House Democratic Caucus and Majority Whip. Mr. Gray received a B.A. from Franklin and Marshall College, a Master of Theology from Drew Theological Seminary and a Master of Theology from Princeton Theological Seminary. He is a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, The Prudential Insurance Company of America, Rockwell International Corp., Union Pacific Corporation and Westinghouse Electric Corporation.

                                                                   [LOGO]
                                                                       5

[PHOTO OF WILLIAM R. HOWELL]


WILLIAM R. HOWELL
Age 60  First Elected Director: 1983

Chairman of the Board of J.C. Penney Company, Inc. (Retailing)

Mr. Howell joined J.C. Penney Company, Inc. in 1958. After holding various management positions, he became Western Regional Vice President in 1976 and a Senior Vice President and Director of Merchandising and Marketing in 1979. Mr. Howell was elected Executive Vice President and Board member in 1981, Vice Chairman of the Board in 1982 and Chief Executive Officer in 1983. Mr. Howell has served as Chairman of the Board of J.C. Penney since 1983. Mr. Howell holds a degree in business management from the University of Oklahoma. Mr. Howell is a director of J.C. Penney Company, Inc., Bankers Trust New York Corporation, Bankers Trust Company, Exxon Corporation and Halliburton Company. He is Chairman-Elect of the Southern Methodist University's Board of Trustees, a Trustee of the National Urban League and a member of the Board of Governors of United Way of America and The Business Council.


[PHOTO OF LASALLE D. LEFFALL, JR., M.D.]

LASALLE D. LEFFALL, JR., M.D.
Age 65  First Elected Director: 1988

Charles R. Drew Professor and Chairman, Department of Surgery,
Howard University College of Medicine; Professorial Lecturer in Surgery, Georgetown University

Dr. Leffall has served as Professor and Chairman of the Department of Surgery at Howard University College of Medicine since 1970. In March, 1992, he was named the Charles R. Drew Professor of Surgery. He is also a Professorial Lecturer in Surgery at Georgetown University. He received a B.S. from Florida A&M and an M.D. from Howard University. Dr. Leffall is a director of Mutual of America and Tyco Toys, Inc. He is President of the American College of Surgeons, a consultant to the National Cancer Institute, a Diplomate of the American Board of Surgery and a Fellow of the American College of Gastroenterology. Dr. Leffall is also a member of the National Urban League, the National Association for Advancement of Colored People, the Young Men's Christian Association, Cosmos Club and Greater Washington Research Center.

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        6

[PHOTO OF PATRICIA SHONTZ LONGE, Ph.D.]


PATRICIA SHONTZ LONGE, Ph.D.
Age 62  First Elected Director: 1975
Economist; Senior Partner of The Longe Company
(Economic consulting and investments)

Dr. Longe received a B.S. and an M.B.A. from the University of Detroit and a Ph.D. in economics from Wayne State University. Dr. Longe has been an economist since 1963. She served as Professor of Business Administration at the University of Michigan from 1973 to 1986 and as Adjunct Professor of Business Administration from 1986 to 1988. Dr. Longe has been a Senior Partner of The Longe Company, an economic consulting and investment firm, since 1981. She is a director of Comerica Incorporated, Comerica Bank & Trust, F.S.B., The Detroit Edison Company, Jacobson Stores, Inc., The Kroger Co. and The Immokalee Foundation, Inc.


[PHOTO OF ALEX J. MANDL]


ALEX J. MANDL
Age 51  First Elected Director: 1995
President and Chief Operating Officer, AT&T Corp. (Telecommunications)

Mr. Mandl was elected to the Board of Directors, effective June 1, 1995. Mr. Mandl joined AT&T Corp. in 1991 as Chief Financial Officer. In 1993 he was elected Executive Vice President -- AT&T and Chief Executive Officer of the Communications Services Group. In January, 1996, Mr. Mandl was elected President and Chief Operating Officer of AT&T. Prior to joining AT&T, Mr. Mandl was Chairman of the Board and Chief Executive Officer of Sea-Land Service, Inc., which position he held from 1988 to 1991. From 1980 to 1988, Mr. Mandl held various executive positions with Seaboard Coast Line Industries. He is a director of AT&T Universal Card Services, Walter A. Haas School of Business at the University of California at Berkeley, Willamette University, Carnegie Hall and the Museum of Television and Radio. Mr. Mandl is also a member of the Global Business Management Council, Young Presidents' Organization (alumnus), the American Enterprise Institute for Public Policy Research and the Management Policy Council (alumnus).

                                                              [LOGO]
                                                                  7

[PHOTO OF LAWRENCE G. RAWL]


LAWRENCE G. RAWL
Age 67  First Elected Director: 1986

Retired Chairman of the Board and Chief Executive Officer of Exxon Corporation (Crude oil, natural gas and petroleum products)

Mr. Rawl joined Exxon Corporation in 1952 and held various positions in domestic operations and corporate headquarters activities. In 1973, he became Senior Vice President of Exxon Company, U.S.A. and in 1976, he became Executive Vice President. He was elected Executive Vice President of Esso Europe Inc. in 1978, Senior Vice President of Exxon Corporation in 1980, President in 1985 and Chairman of the Board and Chief Executive Officer in 1987, which position he held until his retirement in 1993. Mr. Rawl received a B.S. in petroleum engineering from the University of Oklahoma. He is a director of Champion International Corporation, Texas Commerce Bancshares, Inc. and the Texas Medical Center.


[PHOTO OF MICHAEL I. SOVERN]


MICHAEL I. SOVERN
Age 64  First Elected Director: 1993

President Emeritus and Chancellor Kent Professor of Law, Columbia University

Mr. Sovern joined the faculty of Columbia University in 1957, became a full professor in 1960 and has been Chancellor Kent Professor of Law since 1977. He served as Columbia Law School's seventh Dean from 1970 to 1979 and as Executive Vice President and Provost of the University from 1979 to 1980. Mr. Sovern served as President of Columbia University from 1980 to 1993, when he became President Emeritus. He received his A.B. degree from Columbia College and LL.B. from Columbia University Law School. Mr. Sovern is a director of AT&T Corp., Chemical Bank, Chemical Banking Corporation and the Greater New York Insurance Group. He is also Chairman of the Japan Society and of the American Academy in Rome, and serves on the boards of the Asian Cultural Council, the Schubert Foundation and Organization, Channel Thirteen, the NAACP Legal Defense and Education Fund and the Henry J. Kaiser Family Foundation. Mr. Sovern is also an advisor to the Board of Sequa Corporation.

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        8

[PHOTO OF JOSEPH D. WILLIAMS]


JOSEPH D. WILLIAMS
Age 69  First Elected Director: 1973

Consultant; Retired Chairman of the Board and Chief Executive Officer of Warner-Lambert

Mr. Williams joined Parke, Davis & Company in 1950 and served in various sales, marketing and executive positions before becoming President and Chief Executive Officer of Parke, Davis in 1973. In 1976, he was elected Executive Vice President and President, Pharmaceutical Group, of Warner-Lambert. Mr. Williams was elected President of Warner-Lambert in 1979, Chief Operating Officer in 1980 and Chairman of the Board and Chief Executive Officer in 1985, which position he retained until his retirement in 1991. Mr. Williams holds a B.S. in chemistry and pharmacy from the University of Nebraska College of Pharmacy. He is a director of AT&T Corp., Exxon Corporation, J.C. Penney Company, Inc. and Thrift Drug, Inc. Mr. Williams is also a director of Rockefeller Financial Services, Inc., Rockefeller Company, Inc., Therapeutic Antibodies Inc., Project Hope and the United Negro College Fund. He is also Chairman of the New Jersey Commission on Higher Education, a Trustee of the Liberty Science Center and Trustee Emeritus of Columbia University.

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                                                                          9

SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS
The following table sets forth information, as of February 9, 1996, regarding beneficial ownership of Warner-Lambert Common Stock by each director and nominee, each of the executive officers named in the Summary Compensation Table and all directors and executive officers as a group:

                                                                                  Number of Common
                                                                                     Shares and
                                    Name                                       Share Equivalent(1), (2)
-----------------------------------------------------------------------------  ------------------------
B. Charles Ames
  (Retiring 4/96)
Robert N. Burt
Donald C. Clark
Lodewijk J. R. de Vink                                                                         3
John A. Georges
Melvin R. Goodes                                                                               3
William H. Gray III
William R. Howell
Ernest J. Larini                                                                               3
J. Frank Lazo                                                                                  3
LaSalle D. Leffall, Jr.
Patricia Shontz Longe
Alex J. Mandl
Lawrence G. Rawl
Michael I. Sovern
John F. Walsh
Joseph D. Williams                                                                             3
All executive officers and directors as a group (    )                                         3

--------------------------------------------------------------------------------

(1) As  of  February 9,  1996,  all  executive officers and directors as a group
owned approximately     % of the outstanding shares of Common Stock.

(2) Each of the above persons has (or will have upon the exercise of options exercisable within sixty days) sole voting and investment power with respect to all shares shown as beneficially owned by such person, except for an aggregate of 24,000 shares granted to the non-employee directors named above, pursuant to the Restricted Stock Plan for Directors of Warner-Lambert Company, as to which each director has the power to direct the vote of the shares granted to such person. The shareholdings listed above also include shares of Common Stock equivalents held pursuant to Warner-Lambert's deferred compensation arrangements for non-employee directors, as follows: Mr. Ames (who, in accordance with Warner-Lambert's By-Laws, will retire from the Board in April, 1996)
            , Mr. Burt                ,  Mr. Clark                , Mr.  Georges
            ,  Mr. Gray                , Mr. Howell                , Dr. Leffall
            , Dr. Longe                 ,  Mr. Mandl                 , Mr.  Rawl
            ,  Mr. Sovern                 and Mr. Williams                 . The
shareholdings listed above for Mr. de Vink, Mr. Goodes, Mr. Larini, Mr. Lazo and Mr. Walsh include shares of Common Stock and Common Stock equivalents in the
amounts  of                ,                ,                ,               and
            , respectively, held pursuant to Warner-Lambert's benefit plans.

(3) Includes shares subject to options or rights granted pursuant to the Company's stock plans exercisable within sixty days after February 9, 1996, held by Mr. de Vink, Mr. Goodes, Mr. Larini, Mr. Lazo, Mr. Walsh and all executive
officers and directors as a group, in the amounts of       shares,       shares,
         shares,         shares,          shares and       shares, respectively.

    Warner-Lambert believes that stock ownership by its executive officers is important to promote an identification of the interests of Management with Warner-Lambert's stockholders. Accordingly, the Compensation Committee has established stock ownership goals for key members of Management with the intent that each individual invest a certain dollar amount in shares of Warner-Lambert Common Stock equal to a multiple (by position level) of the salary for such individual. For purposes of this program, the amount of shares of Common Stock held by the officer includes shares held directly and indirectly, shares and

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       10
share equivalents held under Warner-Lambert's benefit plans, 50% of vested, unexercised stock options and 50% of restricted stock.

    Section 16(a) of the Securities Exchange Act of 1934 requires Warner-Lambert's officers and directors, and persons who own more than ten percent of a registered class of Warner-Lambert's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Warner-Lambert believes that during 1995 all Section 16(a) filing requirements applicable to its officers and directors were complied with, except that the transfer of 200 shares of Common Stock from the account of Mr. William R. Howell, a director of Warner-Lambert, which was exempt from Section 16(b), was reported in a late Form 4 due to an administrative error.

SECURITY OWNERSHIP OF WARNER-LAMBERT

The following table sets forth information with respect to the persons known to Warner-Lambert to own beneficially more than 5% of Warner-Lambert's Common Stock, as of December 31, 1995:

                                                                                         AMOUNT AND
                                                                                         NATURE OF
                                NAME AND ADDRESS OF                                      BENEFICIAL       PERCENT
                                 BENEFICIAL OWNER                                        OWNERSHIP        OF CLASS
------------------------------------------------------------------------------------------------------------------

The Capital Group Companies, Inc.
333 South Hope Street
Los Angeles, California 90071                                                                      (1)          %
------------------------------------------------------------------------------------------------------------------

(1) As reported in Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission (the 'SEC') by The Capital Group Companies, Inc. ('CG'), Capital Guardian Trust Company and Capital Research and Management Company, operating subsidiaries of CG, exercised, as of December 31, 1995, investment
discretion with respect to             and             shares, respectively.  CG
has advised that with respect to all of such shares, its subsidiaries act as investment managers for various institutional investors and that it disclaims beneficial interest in such shares.

COMMITTEES OF THE BOARD

Warner-Lambert has an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Organization Committee, a Retirement and Savings Plan Committee (U.S.) and a Corporate Public Policy Committee of the Board of Directors. The members of the Executive Committee are Mr. Joseph D. Williams (Chairman), Mr. Lodewijk J. R. de Vink, Mr. John A. Georges, Mr. Melvin R. Goodes, Dr. Patricia Shontz Longe and Mr. Lawrence G. Rawl. This Committee, which did not meet during 1995, has the authority to exercise all of the powers of the Board of Directors except that this Committee may not (1) approve acquisitions, capital expenditure requests or divestitures involving more than $20,000,000, (2) amend Warner-Lambert's Certificate of Incorporation or By-Laws,
(3) declare a dividend or (4) authorize the issuance of stock of Warner-Lambert. The Executive Committee also has the authority to review Warner-Lambert's financial policies and procedures and make recommendations to the Board of Directors with respect to dividend policy, corporate financing and related matters.

     The members of the Audit Committee are Mr. B. Charles Ames (Chairman), Mr. John A. Georges, Mr. William H. Gray III, Mr. Lawrence G. Rawl, Mr. Michael I. Sovern and Mr. Alex J. Mandl. This Committee, which met four times during 1995, is responsible generally for recommending to the Board of Directors the independent accountants to be nominated to audit the financial statements of Warner-Lambert; approving the discharge and compensation

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                                                                       11
of the independent accountants; meeting with Warner-Lambert's independent accountants to review the proposed scope of the annual audit of Warner-Lambert's financial statements; reviewing the findings of the independent accountants with respect to the annual audit; and supervising the implementation of Warner-Lambert's management integrity policies and reporting annually to the Board of Directors with respect thereto.

     The members of the Compensation Committee are Mr. Donald C. Clark (Chairman), Mr. John A. Georges, Mr. William R. Howell and Mr. Lawrence G. Rawl. This Committee, which met five times during 1995, is responsible for administering the Warner-Lambert Incentive Compensation Plan, the Warner-Lambert Supplemental Pension Income Plan and Warner-Lambert's stock plans, and has limited authority to adopt amendments to the foregoing plans. This Committee is also responsible for recommending to the Board of Directors the salaries to be paid to the Chief Executive Officer and the President of Warner-Lambert, and reviewing and approving the Chief Executive Officer's and the President's other annual cash compensation and long-term incentives and the total compensation to be paid to certain other officers of Warner-Lambert. In addition, this Committee will be responsible for administering the Warner-Lambert Company 1996 Stock Plan if it is approved by the stockholders at the Annual Meeting of Stockholders.
(See the summary of the 1996 Stock Plan beginning on page      .)

     The members of the Nominating and Organization Committee are Dr. LaSalle D. Leffall, Jr. (Chairman), Mr. B. Charles Ames, Mr. Donald C. Clark, Mr. William
H. Gray III and Mr. Joseph D. Williams. This Committee, which met four times in 1995, is responsible for recommending to the Board of Directors the names of qualified persons to be nominated for election or re-election as directors of Warner-Lambert, the membership and Chairman of each Board Committee and the persons to be elected or re-elected Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer of Warner-Lambert. The Committee will consider suggestions for Board membership submitted by stockholders in accordance with the notice provisions and procedures set forth in Warner-Lambert's By-Laws. Proposals for the nomination of directors must include the biographical information required by Warner-Lambert's By-Laws, together with the written consent of the proposed nominee to so serve, if elected. This Committee is also responsible for administering the Restricted Stock Plan for Directors of Warner-Lambert Company. Mr. Williams does not act upon any matters for which he would not qualify as a 'disinterested person' as defined under Rule 16b-3 promulgated pursuant to Section 16 of the Securities Exchange Act of 1934.

     The members of the Retirement and Savings Plan Committee (U.S.) are Dr. Patricia Shontz Longe (Chairman), Mr. Donald C. Clark, Mr. John A. Georges, Mr. William R. Howell and Mr. Michael I. Sovern. This Committee, which met three times during 1995, has limited authority to adopt amendments to the domestic retirement and savings plans of Warner-Lambert and its domestic subsidiaries (collectively, the 'Plans'), including the Warner-Lambert Retirement Plan, the Warner-Lambert Savings and Stock Plan, the Warner-Lambert Excess Savings Plan and the Warner-Lambert Long Term Disability Benefits Plan, and has responsibility with respect to such Plans to monitor and report on the selection and termination of trustees and investment managers and on their individual investment activity and performance, to review the reports of the independent accountants with respect to the Plans, to approve pensions for individual employees which are separate from any benefit plan and to implement the overall asset allocation guidelines, as established by the Board of Directors.

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       12

     The members of the Corporate Public Policy Committee are Mr. William R. Howell (Chairman), Mr. Robert N. Burt, Mr. Donald C. Clark, Dr. LaSalle D. Leffall, Jr., Dr. Patricia Shontz Longe and Mr. Joseph D. Williams. This Committee, which met three times in 1995, is responsible for reviewing periodic reports on the contribution activities of Warner-Lambert, reports on equal employment opportunity and related matters and reports on public affairs programs of Warner-Lambert and issues of social concern, and for making recommendations to the Board of Directors in such areas.

     The Warner-Lambert Board of Directors met eleven times during 1995. Each director of Warner-Lambert standing for re-election who was a director during 1995 attended at least 89% of the total meetings of the Board of Directors and the Committees of the Board on which he or she served. The average attendance rate for 1995 for all directors standing for re-election was approximately 97%.

DIRECTORS' COMPENSATION

All non-employee directors of Warner-Lambert receive an annual fee of $35,000 and a fee of $1,000 for attendance at each meeting of the Board or Committee of the Board of Directors, as well as for attendance at or participation in special meetings and other Board-related activities, and are reimbursed for expenses incurred in connection therewith. In addition, each member of the Executive Committee who is not an employee receives an annual fee of $4,000 in lieu of a fee for attendance at the first four meetings of the Executive Committee. Directors may elect to defer receipt of their fees.

     Warner-Lambert has a consulting agreement with Mr. Joseph D. Williams to provide services to Warner-Lambert in specialized fields. For 1995, amounts paid to or deferred for the benefit of Mr. Williams, pursuant to such consulting arrangement, was $200,000.

     The Warner-Lambert Directors' Retirement Plan was amended effective January 1, 1996. With respect to directors who have at least five years of Board membership, no additional benefits will be accrued under the Plan and, in order to better align the interests of the directors with the Company's stockholders, the present value of the pension benefits which were earned prior to the amendments have been credited as shares to each director's Warner-Lambert Common Stock equivalent account under the provisions of the Warner-Lambert Company 1992 Stock Plan (the '1992 Stock Plan'), as follows: Mr. B. Charles Ames 2,852, Mr. Donald C. Clark 1,512, Mr. John A. Georges 1,705, Mr. William H. Gray III 365, Mr. William R. Howell 1,106, Dr. LaSalle D. Leffall, Jr. 1,451, Dr. Patricia Shontz Longe 1,522, and Mr. Lawrence G. Rawl 1,959. Mr. Michael I. Sovern will continue to accrue pension credit until he has completed five years of Board membership at which time the present value of his accrued pension as of January 1, 1996 will be credited to his Warner-Lambert Common Stock equivalent account and future pension accruals will cease. With respect to directors who are initially elected to the Board after May 31, 1995, pension benefits in the Directors' Retirement Plan will not be provided.

     Effective January 1, 1996, in order to further align the interests of the directors with the Company's stockholders and in lieu of future pension benefits, an amount equal to one-half of the retainer in effect on January 1 of each year, for a maximum period of ten years, will be made available to the directors for crediting to their Warner-Lambert Common Stock equivalent accounts. Directors may not withdraw these amounts from their deferred accounts until they are no longer members of the Board.

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

     The provisions of the 1992 Stock Plan relating to deferred compensation for directors permit non-employee directors to elect to defer their directors' annual fees, meeting attendance fees and consulting fees, and such deferred amounts are credited to an account which accrues interest annually or to a Warner-Lambert Common Stock equivalent account which is credited as of the day the deferred fees would have been payable with stock credits equal to the number of shares of Common Stock that could have been purchased with the amount of such deferred fees. The provisions of the 1992 Stock Plan relating to directors' deferred compensation provide that all amounts which participating directors had previously elected to defer are payable immediately following a change in control of Warner-Lambert (as defined in such plan).

     Pursuant to the Restricted Stock Plan for Directors of Warner-Lambert Company, each non-employee director of Warner-Lambert receives a grant of 2,000 shares of Common Stock, subject to certain restrictions. The director is not entitled to delivery of the share certificate and the shares are subject to transfer restrictions for a period from the date of grant until the earliest to occur of certain specified events. If the director remains a member of the Board for the entire period during which the restrictions apply, the restrictions will lapse with respect to one-tenth of the shares of Common Stock for each full year of service as a director. In the event of a change in control of Warner-Lambert (as defined in such plan), the Restricted Stock Plan provides that the directors will receive the full value of the shares previously granted by delivery of a cash payment in lieu thereof. Subject to the foregoing, the director has the rights and privileges of a stockholder as to such Common Stock, including the right to receive dividends and the right to vote the shares of Common Stock.

     Non-employee directors are also eligible to participate in Warner-Lambert's Group Life Insurance, Medical, Dental and Accidental Death and Dismemberment Plans.

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       14

SUMMARY COMPENSATION TABLE

The following table provides a summary of cash and non-cash compensation for each of the last three completed fiscal years ended December 31, 1995, 1994 and 1993 with respect to Warner-Lambert's Chief Executive Officer and the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                        LONG - TERM COMPENSATION
                                                                 --------------------------------------
                                     ANNUAL COMPENSATION                 AWARDS             PAYOUTS
                                    ---------------------        ----------------------  --------------
           a              b       c         d           e            f           g             h                  i
---------------------------------------------------------------------------------------------------------------------------
                                                                             SECURITIES
                                                                 RESTRICTED  UNDERLYING
                                                   OTHER ANNUAL    STOCK      OPTIONS/        LTIP            ALL OTHER
   NAME AND PRINCIPAL           SALARY    BONUS    COMPENSATION   AWARDS(1)    SARS        PAYOUTS(2)       COMPENSATION(3)
        POSITION         YEAR    ($)       ($)         ($)          ($)         (#)           ($)                ($)
---------------------------------------------------------------------------------------------------------------------------

Melvin R. Goodes
Chairman of the Board    1995  $943,333  $778,300     --            --          75,000      $169,994          $ 177,846
and Chief Executive      1994   866,250   820,000     --            --          45,000       176,375             58,493
Officer                  1993   820,000   586,000     --            --          45,000       255,000             49,453

Lodewijk J. R. de
 Vink(4)                 1995   620,917   511,000     --            --          45,000       131,359             58,865
President and Chief      1994   573,500   543,000     --            --          26,750       124,500             17,866
Operating Officer        1993   542,667   413,000     --            --          26,750       150,000             10,805

J. Frank Lazo(5)
Vice President;          1995   379,167   284,000     --            --          21,600        61,816             41,934
President, Confectionery 1994   289,150   180,000     --            --          15,900        83,000             12,838
Sector                   1993   267,650   161,300     --            --          14,450        60,000             14,047

John F. Walsh(6)
Executive Vice
President; President,    1995   418,333   214,000     --            --          16,000        92,724             84,319
Consumer Healthcare      1994   398,333   320,000     --            --          21,100       103,750             20,180
Sector                   1993   377,500   320,000     --            --          19,250       120,000             24,646

Ernest J. Larini         1995   323,217   251,000     --            --          20,000        46,362             35,152
Vice President and Chief 1994   300,967   243,000     --            --          17,500        51,875             10,380
Financial Officer        1993   278,400   197,000     --            --          15,500        60,000              9,951
---------------------------------------------------------------------------------------------------------------------------

(1) Aggregate restricted stock holdings as of December 31, 1995, valued at the market price at year end, were as follows: Mr. Lazo 536 shares with a value of $51,557. Dividends on restricted shares are paid quarterly in conjunction with, and at the same rate as, dividends on the Company's Common Stock.

(2) Long-term cash performance bonuses provide for cash dollar awards contingent on the attainment of certain earnings per share ('EPS') performance levels during the three-year period subsequent to the grant. The amounts shown in column (h) above represent the long-term bonuses paid in 1995, 1994 and 1993, respectively, to the executive officers named in the Summary Compensation Table for each of the three-year performance periods ending prior to such years. As a result of amendments made to the long-term bonus program in 1994, the long-term bonuses for the three-year performance period ended December 31, 1994 and paid in May, 1995 were payable in part based on Warner-Lambert's achievement of a specific cumulative average EPS growth for the period and in part based upon Warner-Lambert's achievement of a certain relative EPS performance level, compared to the median EPS performance of a select group of companies in the industries in which Warner-Lambert competes.

(3) All Other Compensation consists of the following: (i) annual Company contributions to the Savings and Stock Plan and the Excess Savings Plan for 1995, 1994 and 1993, as follows: Mr. Goodes $67,226, $47,760 and $29,266; Mr. de
Vink  $19,293, $14,849  and $7,255;  Mr. Lazo  $14,418, $10,157  and $9,358; Mr.
Walsh $17,992, $13,280 and $11,232; and  Mr. Larini $10,154, $8,123 and  $6,289,
respectively; and (ii) the above-market interest on deferred annual bonuses for 1995, 1994 and 1993, as follows: Mr. Goodes $110,620, $10,733 and $20,187; Mr.
de  Vink $39,572, $3,017  and $3,550; Mr.  Lazo $27,516, $2,681  and $4,689; Mr.
Walsh $66,327, $6,900 and  $13,414; and Mr. Larini  $24,998, $2,257 and  $3,662,
respectively. The annual bonus was payable for such years, but deferred at the election of the named executive officer, in accordance with the provisions of the Warner-Lambert Incentive Compensation Plan. According to the terms of such Plan, deferred bonuses accrue interest that is automatically credited to the officer's account and is not currently paid or payable.

(4) Effective  January  1,   1994,  Mr.  de   Vink  assumed  responsibility  for
Warner-Lambert's Pharmaceutical Sector.

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                                                                       15

(5) Mr. Lazo served as President, Latin America/Asia/Australia/Middle East/ Africa Group, until December 1, 1994, when he was named President, Confectionery Sector.

(6) Mr. Walsh served as President, Consumer Products Sector, through November, 1994. Effective December 1, 1994, Mr. Walsh was named President, Consumer Healthcare Sector.

CHIEF EXECUTIVE OFFICER'S AND PRESIDENT'S EMPLOYMENT AGREEMENTS

In 1985, Warner-Lambert entered into an employment agreement with Mr. Goodes. In 1991, Warner-Lambert entered into an employment agreement with Mr. de Vink. The agreement with Mr. Goodes, which was amended in 1991, terminates May 1, 2000, and the agreement with Mr. de Vink provides for an initial term of five years, which term will be automatically extended for an additional year at the end of each year of the term until Mr. de Vink's retirement. The agreements provide for minimum annual salaries which may be increased annually based upon the average salary increase of those officers of Warner-Lambert whose names appear in the Annual Report. Mr. Goodes' and Mr. de Vink's respective salaries are generally reviewed by the Compensation Committee in January of each year. Pursuant to the terms of the agreements, Mr. Goodes and Mr. de Vink are also entitled to participate in the Incentive Compensation Plan as well as the other compensation and benefit programs available to officers of Warner-Lambert at their respective levels.

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      16

OPTION/SAR GRANT TABLE

The following table sets forth information concerning grants of stock options and stock appreciation rights during 1995 to the Company's Chief Executive Officer and the other four most highly compensated executive officers:

                           OPTION/SAR GRANTS IN 1995

                                                                                               GRANT DATE
                                                 INDIVIDUAL GRANTS                           PRESENT VALUE(1)
                            ------------------------------------------------------------    ----------------
           a                     b                c                d              e                f
------------------------------------------------------------------------------------------------------------
                             NUMBER OF        % OF TOTAL
                             SECURITIES      OPTIONS/SARS
                             UNDERLYING       GRANTED TO      EXERCISE OR
                            OPTIONS/SARS     EMPLOYEES IN     BASE PRICE      EXPIRATION
          NAME             GRANTED (#)(2)       1995           ($/SH)           DATE
------------------------------------------------------------------------------------------------------------

Melvin R. Goodes               75,000            3.67%          $ 87.75         10/23/05       $1,710,750
Lodewijk J. R. de Vink         45,000            2.20%            87.75         10/23/05        1,026,450
J. Frank Lazo                  21,600            1.06%            87.75         10/23/05          492,696
John F. Walsh                  16,000             .78%            87.75         10/23/05          364,960
Ernest J. Larini               20,000             .98%            87.75         10/23/05          456,200
-------------------------------------------------------------------------------------------------------------

(1) Present value determinations were made using a Black-Scholes option pricing model based on the following assumptions: expected volatility is based on a five-year average of weekly stock prices for the period 1991-1995; risk-free rate of return is based on the current ten-year Treasury note rate; dividend yield is based on the dividends paid on Warner-Lambert's Common Stock for the five-year period 1991-1995; and options are held for the full ten-year term. The actual value an executive officer receives is dependent on future stock market conditions, and there can be no assurance that the amounts reflected in column
(f) of the Option/SAR Grants Table will actually be realized. No gain to the executive officer is possible without an appreciation in stock value which will benefit all stockholders commensurately.

(2) Stock options entitle the holder to purchase shares of Common Stock at a price which is equal to the fair market value per share for such stock on the date the stock option was granted. Payment of this price is made in cash or, with the consent of the Compensation Committee, in whole or in part, in Common Stock or other consideration. Stock options become exercisable over a four-year period (beginning one year after the date of grant) in four equal installments. No stock option may be exercised after the expiration of ten years from the date of grant. In the event of a change in control of Warner-Lambert (as defined in the stock option plans), (i) the ability to exercise stock options is accelerated, (ii) amounts payable upon exercise of stock appreciation rights will be determined by reference, among other things, to the price pursuant to which the change in control was effected, (iii) amounts payable upon the exercise of stock appreciation rights will be in the form of cash and (iv) limited stock appreciation rights are provided to the grantees of stock options.

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

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

The following table sets forth individual exercises of stock options and stock appreciation rights ('SARs') during 1995 by the Company's Chief Executive Officer and the other four most highly compensated executive officers and provides information related to stock option and SAR values:

     AGGREGATED OPTION/SAR EXERCISES IN 1995 AND YEAR-END OPTION/SAR VALUES

           a                     b               c                 d                  e
---------------------------------------------------------------------------------------------
                                                               NUMBER OF          VALUE OF
                                                              SECURITIES         UNEXERCISED
                                                              UNDERLYING        IN-THE-MONEY
                                                              UNEXERCISED       OPTIONS/SARS
                                                               OPTIONS/        AT YEAR-END ($)
                              SHARES                            SARS AT         ($96.1875 PER
                            ACQUIRED ON                      YEAR-END (#)          SHARE)
                             EXERCISE          VALUE         EXERCISABLE/       EXERCISABLE/
          NAME                  (#)         REALIZED ($)     UNEXERCISABLE      UNEXERCISABLE
----------------------------------------------------------------------------------------------

Melvin R. Goodes               30,000        $1,679,063          204,820/        $ 9,225,334/
                                                                 314,938           4,872,814

Lodewijk J. R. de Vink         20,000         1,151,499          165,749/          7,041,850/
                                                                 196,201           4,007,099

J. Frank Lazo                       0                 0           78,075/          2,742,336/
                                                                 112,075           3,734,817

John F. Walsh                  20,000         1,016,786          126,262/          5,805,455/
                                                                 109,988           1,824,617

Ernest J. Larini                1,000            58,844           46,626/          1,531,693/
                                                                  93,750           1,496,758
----------------------------------------------------------------------------------------------

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       18

LONG -TERM INCENTIVE PLAN AWARDS TABLE

The following table indicates long-term incentive awards granted in 1995 to the Company's Chief Executive Officer and the other four most highly compensated executive officers:

                   LONG -TERM INCENTIVE PLAN -AWARDS IN 1995(1)

                                                                       Estimated Future Payouts under
                                                                        Non-Stock Price Based Plans
                                                              ------------------------------------------------
              a                      b              c             d            e           f            g
--------------------------------------------------------------------------------------------------------------
                                               PERFORMANCE
                                 NUMBER OF      OR OTHER
                                  SHARES,        PERIOD
                                 UNITS OR         UNTIL         BELOW
                                   OTHER       MATURATION     THRESHOLD    THRESHOLD     TARGET      MAXIMUM
            NAME                RIGHTS (#)(1)   OR PAYOUT        ($)          ($)         ($)          ($)
---------------------------------------------------------------------------------------------------------------

Melvin R. Goodes                 $ 723,900       3 Years          0        $361,950     $723,900    $1,447,800

Lodewijk J. R. de Vink           $ 443,600       3 Years          0         221,800      443,600       887,200

J. Frank Lazo                    $ 274,300       3 Years          0         137,150      274,300       548,600

John F. Walsh                    $ 274,300       3 Years          0         137,150      274,300       548,600

Ernest J. Larini                 $ 146,700       3 Years          0          73,350      146,700       293,400
-----------------------------------------------------------------------------------------------------------------

(1) The Warner-Lambert Incentive Compensation Plan provides for dollar target awards, rather than shares, units or other rights. In 1995, each of the executive officers named in the above Table received a targeted long-term grant, as set forth in column (b) above, based on the individual's position level and competitive compensation trends. Such awards are contingent upon the attainment of certain earnings per share ('EPS') performance levels during the three-year period subsequent to grant (i.e., 1995-1997) and become payable in the year following the end of this three-year performance period. The payout is based on Warner-Lambert's achievement of a certain cumulative average EPS growth rate, compared to the median EPS growth of a select group of companies in the industries in which Warner-Lambert competes. Awards are payable at values ranging from zero to 200% (maximum level) of target levels. If minimum EPS performance levels are not attained over the three-year period, such long-term incentive awards will not be paid. In addition, the Compensation Committee has discretion to lower the amount of the payouts under appropriate circumstances. Awards may become non-contingent on a pro rata basis following a change in control of Warner-Lambert (as defined).

RETIREMENT BENEFITS

The following table sets forth the estimated aggregate annual benefits payable in the form of a straight life annuity by Warner-Lambert upon retirement at age 65 (exclusive of retirement benefits from Social Security) after a specified number of years of service, pursuant to the Warner-Lambert Company Retirement Plan (the 'Retirement Plan') and the Warner-Lambert Supplemental Pension Income Plan (the 'Supplemental Plan'). In the event of early retirement, the following amounts will be reduced by the annual retirement credits that would otherwise have been earned to normal retirement and further reduced in accordance with the early retirement reduction factors then in effect under the Retirement Plan and, where applicable, the Supplemental Plan. The aggregate of amounts shown in columns (c) and (d) of the Summary Compensation Table approximate the amount of creditable earnings under the pension plans.

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                                                                        19

                               PENSION PLAN TABLE

                                                    YEARS OF SERVICE
------------------------------------------------------------------------------------------------------
Remuneration          15            20             25             30             35             40
--------------     --------     ----------     ----------     ----------     ----------     ----------
   $ 500,000       $210,440     $  266,920     $  267,400     $  267,880     $  271,610     $  309,979
     600,000        255,240        322,920        323,400        323,880        326,010        371,979
     700,000        300,040        378,920        379,400        379,880        380,410        433,979
     800,000        344,840        434,920        435,400        435,880        436,360        495,979
     900,000        389,640        490,920        491,400        491,880        492,360        557,979
   1,000,000        434,440        546,920        547,400        547,880        548,360        619,979
   1,100,000        479,240        602,920        603,400        603,880        604,360        681,979
   1,200,000        524,040        658,920        659,400        659,880        660,360        743,979
   1,300,000        568,840        714,920        715,400        715,880        716,360        805,979
   1,400,000        613,640        770,920        771,400        771,880        772,360        867,979
   1,500,000        658,440        826,920        827,400        827,880        828,360        929,979
   1,600,000        703,240        882,920        883,400        883,880        884,360        991,979
   1,700,000        748,040        938,920        939,400        939,880        940,360      1,053,979
   1,800,000        792,840        994,920        995,400        995,880        996,360      1,115,979
   1,900,000        837,640      1,050,920      1,051,400      1,051,880      1,052,360      1,177,979
   2,000,000        882,440      1,106,920      1,107,400      1,107,880      1,108,360      1,239,979
-------------------------------------------------------------------------------------------------------

    The Retirement Plan is a defined benefit, career average plan which is periodically updated in order to provide pension benefits which are more reflective of current creditable earnings. The most recent such update was effective January 1, 1995. The Retirement Plan provides that annual creditable earnings are determined by an employee's January 1st base salary plus overtime and awards paid under the Warner-Lambert Incentive Compensation Plan. Compensation for purposes of the 1995 pension update was limited to average annual creditable earnings for the three consecutive years during which such compensation was highest. The Retirement Plan provides that, in the event of a change in control of Warner-Lambert (as defined in such plan), (i) the benefits of participants will be afforded certain additional protection for a limited period of time and (ii) if certain actions are taken with respect to the Retirement Plan, any surplus assets then held in the trust will inure to the benefit of participants and their beneficiaries. Credited years of service under the Retirement Plan, as of December 31, 1995, for each of the executive officers named in the Summary Compensation Table are: Melvin R. Goodes-29.4 years; Lodewijk J. R. de Vink-7.0 years; J. Frank Lazo-23.7 years; John F. Walsh-27.3 years; and Ernest J. Larini-19.0 years.

    The Supplemental Plan was established to attract and retain employees in senior managerial positions by providing supplemental pension income in amounts reasonably related to their compensation and length of service with Warner-Lambert. Benefits under the Supplemental Plan are based upon average final compensation (the total amount of an employee's compensation for the three calendar years during which such employee's compensation was the highest of the five-year period of service ending with such employee's early or normal retirement date, divided by three). Compensation for this purpose is the sum of the employee's January 1st base salary plus allocated incentive compensation under the Warner-Lambert Incentive Compensation Plan. The benefit under the Supplemental Plan is reduced by the benefit payable under the Retirement Plan and certain other retirement benefits including Social Security. The Supplemental Plan also provides for payment to eligible employees of amounts they would have received under the Retirement Plan in the absence of certain limitations imposed by the Employee Retirement Income Security Act of 1974 and subsequent legislation, and provides for payment to eligible employees of amounts they would have received under the Retirement Plan if deferred incentive awards had been

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      20
included in creditable earnings under such plan. The Supplemental Plan provides that, in the event of a change in control of Warner-Lambert (as defined in such plan), (i) employees 55 years of age and older who meet certain salary level requirements and who would have become eligible to receive Supplemental Plan benefits upon retirement will receive such benefits upon retirement and (ii) post-employment consulting requirements set forth in the Supplemental Plan would no longer be applicable. Credited years of service under the Supplemental Plan, as of December 31, 1995, for each of the executive officers named in the Summary Compensation Table are: Melvin R. Goodes-15.7 years; Lodewijk J. R. de Vink-5.8 years; J. Frank Lazo-3.7 years; John F. Walsh-8.5 years; and Ernest J. Larini-7.8 years.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS AND MISCELLANEOUS POLICIES

Warner-Lambert has severance policies which provide for payments of up to twenty-four months' salary depending upon several factors, including age and length of service, subject to modifications made by the Warner-Lambert Executive Severance Plan (the 'Executive Severance Plan').

     The Executive Severance Plan provides benefits in the event of a change in control of Warner-Lambert (as defined in such plan) to those employees, essentially officers, who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended. A change in control is deemed to generally have occurred upon the acquisition of the voting power of 20% or more of Warner-Lambert's outstanding securities, a merger, consolidation, sale or disposition of substantially all of Warner-Lambert's assets or a change in more than half of Warner-Lambert's Board of Directors. The Executive Severance Plan provides for severance benefits, which are payable only if a participant leaves the employ of Warner-Lambert for any reason other than termination for just cause (as defined in such plan) within three years after a change in control, of thirty-six months' salary and bonus. The Executive Severance Plan also provides for limited rights ('Limited Rights') to participants in connection with outstanding stock options under Warner-Lambert's stock option plans which do not presently have stock appreciation rights. The Limited Rights provide for a cash payment to the holder upon a change in control equal to the amount by which the fair market value (as defined in such option plans) of a share of Common Stock exceeds the fair market value of such a share on the date the stock option was granted, multiplied by the number of shares with respect to which the Limited Right applies. The Executive Severance Plan also provides special payments to participants in amounts sufficient to reimburse such participants for any federal excise tax or similar state or local tax which may be imposed with respect to payments received following a change in control. Warner-Lambert has also established an Enhanced Severance Plan, which is similar to the Executive Severance Plan, for all United States non-hourly employees who are not eligible to participate in the Executive Severance Plan.

     In addition, in the event of a change in control of Warner-Lambert (as defined), participants in the Warner-Lambert Savings and Stock Plan and the Warner-Lambert Incentive Compensation Plan are afforded certain additional protections and the benefits of participation in Warner-Lambert's Excess Savings Plan are payable immediately.

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

     In connection with the relocations of Mr. Joseph E. Smith, Vice President of Warner-Lambert, from Pennsylvania to New Jersey, and of Dr. Pedro M. Cuatrecasas, Vice President of Warner-Lambert, from North Carolina to Michigan, interest-free loans were granted in 1990. Each loan is secured by the real property owned by the executive officer. The current outstanding balances of the loans are $250,000 and $350,000, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Warner-Lambert's executive compensation programs are designed to attract, retain and motivate the broad based executive talent required to achieve its business objectives and increase stockholder value. The Company's executive compensation programs are administered by the Compensation Committee of the Board of Directors (the 'Committee') which is comprised of the individuals listed below. The Committee members are outside directors of the Company with responsibility for all compensation matters for Warner-Lambert's executive officers.

GENERAL

Total compensation for Warner-Lambert's executive officers consists of a base salary, annual cash bonus and long-term incentives, which consist of stock options and restricted stock. The annual bonus and long-term incentives introduce considerable risk to the total executive compensation package. These elements are variable, may fluctuate significantly from year to year and are directly tied to Company and individual performance.

     To ensure that Management's interest in the Company is aligned with those of its stockholders, a significant portion of executive compensation is delivered through the equity component. Stock options are tied to the long-term performance of Warner-Lambert and are used to provide an incentive that focuses attention on managing the Company from an owner's perspective. Restricted stock grants are used selectively to build stock ownership and to promote a long-term focus by restricting the holder's ability to sell, transfer or assign the shares until the end of the specified vesting period when the restrictions lapse. The combination of stock options and restricted stock grants provides a level of risk and upside opportunity that encourages Management performance in the achievement of the Company's long-term goals and objectives. To further align Management's interests with Warner-Lambert's stockholders, the Committee has established formal stock ownership goals for key members of Management with the intent that each individual invest a certain dollar amount in shares of Warner-Lambert Common Stock.

     The  Committee  annually  reviews  the  competitiveness  of  the  Company's executive compensation programs within the industries in which it competes -- Pharmaceutical, Consumer Health Care and Confectionery. The companies in this compensation comparator group include the same companies that are in the industry peer group index in the Five-Year Cumulative Total Shareholder Return graph on page . In addition, the compensation comparator group also includes several leading consumer products companies which, in conjunction with the industry peer group, represent the broader marketplace for the Company's executive talent.

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      22

     Warner-Lambert targets a level of total compensation (base salary, annual bonus and stock awards) equal to the median total compensation of its comparator group for like jobs, adjusting for company size. In addition, with respect to stock awards, the Company's objective is to ensure that a significant portion of the executives' total compensation is derived from such long-term equity component. The total compensation package thus provides considerable risk and upside opportunity that encourages the executives' performance in the achievement of the Company's long-term goals and objectives. As a result, any loss realized below or gain realized above the comparator group median will be directly attributable to earnings performance and the value of the Company stock.

     The Committee has directed the Company's management to continue to review executive compensation arrangements and employee benefit plans in light of
Section 162(m) of the Internal Revenue Code ('Section 162(m)'), which establishes a limit on the deductibility of annual compensation for certain executive officers that exceeds $1,000,000. It is the general intention of the Committee to attempt to assure that executive compensation will meet the requirements for deductibility under Section 162(m). However, the Committee reserves the right to use its judgment, where merited by the Committee's need for flexibility to respond to changing business conditions or by an executive's individual performance, to nevertheless authorize compensation payments which may not, in a specific case, be fully deductible by the Company. The Committee will re-examine its policy with respect to Section 162(m) on an on-going basis.

EXECUTIVE OFFICERS' COMPENSATION

In determining increases to executive officer compensation, the Committee considered Company performance, including both financial and nonfinancial indicators, individual performance, the business environment in which the Company operated and competitive compensation trends.

     Base salary increases were determined based upon individual performance, competitive compensation trends and a review of salaries for like jobs at the companies comprising Warner-Lambert's compensation comparator group.

     With respect to annual cash bonuses, the maximum annual amount which may be set aside for payment of such bonuses is first derived from a formula approved by stockholders which takes into account the Company's net profit for the year and the amount of capital employed in the Company. The annual cash bonus that is actually paid to an individual executive officer is then determined by reviewing the performance of the business unit which the executive officer manages, including sales, profit and return on assets managed, and the executive officer's individual performance and position level within the Company. As a result of such review of business and individual performance for the year 1995, total annual bonus awards to the executive officers as a group increased by 2.8% from the prior year. A majority of each individual award was based on Company and business unit performance, with the remainder based on individual criteria.

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

     The Committee has established annual stock option award guidelines for each position level within the Company providing for a range of options to be granted from zero shares up to a maximum number of shares. Competitive data from the compensation comparator group, including information on the number of stock options granted at the comparator group companies, the percentage of compensation attributable to such stock option grants and the estimated value of such stock options, were used to develop these guidelines, which are reviewed annually by the Committee. The actual stock option award granted to a Company executive is based upon the individual's overall job performance as well as specific contributions to Company performance for the year. While factors such as Company performance are considered in determining the number of stock options to be granted, the individual's current performance and contributions to Company performance are the primary determinants in these deliberations. In 1995, in accordance with the above criteria, the executive officers received stock options which are exercisable ratably over the next four years.

     Prior to 1996, executive officers received long-term cash performance bonuses which provide for cash dollar awards contingent on the attainment of certain earnings per share ('EPS') performance levels during the three-year period subsequent to grant. The executive officers received a grant of these long-term cash performance bonuses in January, 1995, payable in 1998, based upon the Company's achievement of a certain cumulative average EPS growth rate, compared to the median EPS growth (based on ongoing operations) of a select group of companies in the industries in which the Company competes. These awards are payable at values ranging from zero to 200 percent of target levels, and pay out following the end of the three-year performance period after EPS performance of the long-term bonus award comparator group is calculated. The Committee also has discretion to lower the amount of payout under appropriate circumstances. For the three-year performance period ended December 31, 1995, the amount of long-term bonuses payable to the executive officers as a group will be determined following the appropriate calculations.

     Effective in 1996, in an effort to further align the interests of executive officers with that of the stockholders, the Committee approved a program whereby stock option awards will replace the Company's long-term bonus program. As a result, in years beginning in 1996, the Company's executive officers who previously received long-term cash awards payable at the end of a three-year performance period following grant will instead receive conventional stock options equal in value to the target value of the long-term cash award and on the same terms and conditions as the annual stock option grant.

CEO COMPENSATION

As a result of Mr. Goodes' appointment as Chairman of the Board and Chief Executive Officer, he received an employment agreement with Warner-Lambert which
expires  May 1,  2000, and  is discussed  on page         .  The following  is a
description of the decisions with regard to Mr. Goodes' 1995 compensation.

     In February, 1995, Mr. Goodes received a base salary increase of approximately 9.2%. This increase was arrived at after considering Mr. Goodes' 1994 job performance as well as his compensation relative to his peers at Warner-Lambert's compensation comparator companies. Mr. Goodes' salary increase does not affect the other elements of his

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       24
compensation. Mr. Goodes' employment agreement provides for a minimum annual salary that may be increased annually at the discretion of the Committee, based upon the average salary increase of other Company officers. The salary for Mr.
Goodes  reported in the  Summary Compensation Table  on page        reflects the
salary actually paid to Mr. Goodes in 1995. Effective March, 1996, the Committee increased Mr. Goodes' salary by 5.4%, thus establishing a new minimum annual salary under the terms of his employment agreement.

     In October, 1995, Mr. Goodes received an annual stock option grant of 75,000 shares. These options were issued at the fair market value on the date of grant and are exercisable ratably over the next four years. In future years, beginning in 1996, in order to enhance the alignment between pay and performance, the Committee has determined to move its decision regarding the annual stock option grant for Company colleagues from October to February after the close of the fiscal year. Since 1996 serves as a transition year in this move to a common review date for all Company colleagues, stock options granted in 1996 will be granted in four quarterly installments. As a result, Mr. Goodes received an annual stock option grant of 118,000 shares in February, 1996, to be divided into four installments, with each installment exercisable ratably over the four years from date of each installment and with the exercise price of each installment being equal to the fair market value on the date of each installment. [The options are exercisable for a ten-year term without regard to Mr. Goodes' retirement, which is anticipated to be May 1, 2000.]

     In February, 1996, Mr. Goodes received an annual cash bonus of $778,300, compared to an annual cash bonus of $820,000 received in January, 1995. Mr. Goodes' long-term cash performance bonus, which is based upon the Company's achievement of a certain cumulative average EPS growth rate for the three years 1993, 1994 and 1995, and the position level held by Mr. Goodes at the beginning of this three-year performance period, will be paid in 1996, following the appropriate calculations of the 1995 earnings per share for each of the companies in the long-term bonus award comparator group. Effective 1996, Mr. Goodes received stock options in lieu of a long-term cash performance bonus.

     In considering Mr. Goodes' stock option grants, annual bonus and base salary increase effective in 1996, the Committee considered several Company financial performance measures for 1995, including sales, profits, earnings per share and return on assets managed, which measures met expectations, as well as Mr. Goodes' individual performance during the year.

     In determining Mr. Goodes' compensation, the Committee did not attach specific weights or values to the various factors considered. The Committee considered the Company's completion of all facility certifications required by the consent decree between the Company and the U.S. Food and Drug Administration. In addition, the Committee recognized that the proceeds from the sale of non-productive assets and non-strategic businesses in 1995 generated an earnings stream that enabled the Company to invest in long-term growth opportunities, such as the late stage development of products in the Company's pharmaceutical pipeline and the marketing of several new consumer products, while still allowing the Company to achieve annual sales and earnings targets.

     The Committee also considered key decisions and actions taken by Mr. Goodes such as continued cost reductions and productivity programs in order to remain competitive in the changing marketplace; several major transactions which support Mr. Goodes' strategic vision, such as the signing of a letter of intent to purchase the Wellcome base consumer

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
healthcare business from Glaxo Wellcome plc and to restructure the joint venture with Glaxo Wellcome to develop and market prescription products approved for over-the-counter treatment; the sale of the non-strategic PRO toothbrush business; the upcoming launch of Zantac'r' 75 for the treatment of heartburn; and the launch of several other consumer healthcare and confectionery products, such as Schick'r' Tracer FX'tm' permanent razor system, Certs'r' Cool Mint Drops'tm', Cool Mint Listerine'r' toothpaste and Fruit-A-Burst'tm' gum. In addition, the Committee noted that Mr. Goodes continued to invest heavily in the Company's pharmaceutical pipeline, of which the three most promising compounds from a scientific and commercial standpoint, will be troglitazone, a unique insulin enhancing medication for Type II diabetes, atorvastatin, a lipid regulator, and cefdinir, an antibiotic.

COMPENSATION COMMITTEE MEMBERS

Donald C. Clark, Chairman
John A. Georges
William R. Howell
Lawrence G. Rawl

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      26

PERFORMANCE GRAPH

The graph set forth below compares the yearly percentage change in Warner-Lambert's cumulative total shareholder return on its Common Stock to the cumulative total return of the Standard & Poor's 500 Stock Index (the 'S&P 500') and of a peer group index comprised of Abbott Laboratories, American Home Products Corporation, Bristol-Myers Squibb Company, Eli Lilly and Company, Johnson & Johnson, Merck & Co., Inc., Pfizer Inc. and Schering-Plough Corporation. The Upjohn Company, which was previously included in the peer group index, has been removed from such index as a result of its merger with Pharmacia AB during 1995.


                               WARNER-LAMBERT COMPANY
                        Cumulative Total Shareholder Return for
                       Five-Year Period Ending December 31, 1995*


                                [PERFORMANCE GRAPH]


---------------------------------------------------------------------------------------
  December 31...              1990      1991      1992      1993      1994      1995
Warner-Lambert               100.00    117.85    108.28    109.34    128.99    167.70
S&P 500                      100.00    130.34    140.25    154.32    156.42    214.99
Peer Group                   100.00    160.18    134.33    125.63    142.05    228.61
---------------------------------------------------------------------------------------

* Assumes that the value of the investment in Warner-Lambert Common Stock and each index was $100 on December 31, 1990 and that all dividends were reinvested.


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BOARD OF DIRECTORS' PROPOSAL RELATING
TO THE 1996 STOCK PLAN

In order to continue to extend Warner-Lambert's stock award program to a wide group of domestic and international employees and to continue a Warner-Lambert Common Stock equivalent account for directors' deferred compensation, the Board of Directors adopted the Warner-Lambert Company 1996 Stock Plan (the '1996 Stock Plan'), subject to the approval of the stockholders at the Annual Meeting of Stockholders. The Board recommends that the 1996 Stock Plan be approved, effective January 1, 1997.

     Approval of the 1996 Stock Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the meeting. The persons named in the enclosed form of Proxy have advised that it is their intention to vote each Proxy for such proposal, unless a contrary decision is indicated on the Proxy.

SUMMARY OF THE 1996 STOCK PLAN

Under the 1996 Stock Plan, as proposed, the Compensation Committee may grant options, rights, restricted stock and performance awards ('Stock Awards') to the employees of Warner-Lambert and its affiliates. In addition, under the 1996 Stock Plan, directors' cash compensation may be deferred and credited to a Cash Account which accrues interest annually or to a Warner-Lambert Common Stock equivalent account.

     Stock Awards may not be granted in any year under the 1996 Plan which provide for the issuance of more than 1.65% of the outstanding shares of Common Stock (including treasury shares) on January 1 of the year of grant. Restricted Stock may not be granted in any year for more than 20% of the shares authorized under the preceding sentence. In any year in which Stock Awards (including Restricted Stock) are granted which provide for the issuance of less than the maximum permissible number of shares, the balance of such unused shares will be added to the above limitation in subsequent years. In addition, if any shares of Common Stock granted under the 1996 Stock Plan are forfeited and the recipient has received no benefits of ownership (within the meaning of Section 16 of the Securities Exchange Act of 1934 (the 'Act')) in connection with such grant or if any option granted expires, terminates or is cancelled without having been exercised in full, the corresponding number of shares will be added to the number of shares which may be issued under the Plan. As of February 9, 1996 there were 160,330,268 shares of Common Stock outstanding (including treasury shares).

     The 1996 Stock Plan will be administered by the Compensation Committee, which consists of not less than three members of the Board of Directors. None of the members of the Compensation Committee may hold or be granted Stock Awards. The Compensation Committee determines (i) the employees who are to be granted Stock Awards based upon the position and responsibilities of the employees being considered, the nature and value of their services and their accomplishments and potential contributions to the success of Warner-Lambert and (ii) the consideration to be received by Warner-Lambert for any grant. It is not possible to state the number of employees who will be eligible to receive Stock Awards since the selection of participants rests within the discretion of the Compensation Committee. Stock Awards may not be granted in any year to any employee which provide for the

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issuance of more than 600,000 shares of Common Stock on a post-split basis. (See
the summary  beginning  on p.     of  the  proposed amendment  of  the  Restated
Certificate of Incorporation to increase the authorized shares of Common Stock to effect a stock split.) In any year in which Stock Awards are granted which provide for the issuance of less than the maximum permissible number of shares, the balance of the unused shares will be added to the above limitation in subsequent years. The 1996 Stock Plan also authorizes the Compensation Committee to appoint a Stock Awards Committee which is empowered to make grants to employees who are not subject to the reporting requirements of Section 16(a) of the Act at the time of the grant.

     No Stock Awards may be made under the 1996 Stock Plan after April 23, 2007. The Warner-Lambert Company 1992 Stock Plan will remain in effect until the term of the 1996 Stock Plan begins. The market value of a share of Common Stock on February 9, 1996 was $00.00.

     The 1996 Stock Plan may be amended or terminated by the Board of Directors. The Compensation Committee also has limited authority to amend the 1996 Stock Plan. However, no amendment may be made without the approval of the Board that would increase liabilities by an amount in excess of $5,000,000 or expenses by an amount in excess of $500,000. No amendment or termination of the 1996 Stock Plan may, without the consent of the participant, impair the rights of a participant with respect to Stock Awards granted or credits in a director's deferred fee account accrued prior to such amendment or termination.

Options and Rights: Options entitle the holder to purchase shares of Common Stock at a price determined by the Compensation Committee which may not be lower than the fair market value of Warner-Lambert Common Stock on the date of grant. Payment of this price shall be made in cash or, with the consent of the Compensation Committee, in whole or in part, in Common Stock or other consideration. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options. In addition, Warner-Lambert may grant stock appreciation rights to receive an amount computed in accordance with the formula described below.

     No cash is payable by the employee on the exercise of a right. Instead, upon exercise of a right, a grantee is generally entitled to receive an amount equal to 125% of the amount by which the fair market value of the Common Stock on the date of exercise exceeds the fair market value on the date the right was granted, multiplied by the number of shares with respect to which the right is being exercised. The 1996 Stock Plan provides that the amount payable upon the exercise of a right shall be paid in cash, shares of Common Stock (valued at their fair market value as of the exercise date), or in any combination thereof. Subject to certain limitations of Federal securities law, the form of payment will be determined by the Compensation Committee.

     In the event of a change in control of Warner-Lambert (as defined in the 1996 Stock Plan), (i) the exercise of options and rights is accelerated, (ii) the amount payable upon exercise of a right will be determined by reference, among other things, to the price pursuant to which the change in control was effected and (iii) the amount payable upon the exercise of a right will be in the form of cash. In addition, in the event of a change in control of Warner-Lambert (as defined), limited rights are provided to grantees of options, as described above under the description of the Executive Severance Plan.

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Restricted  Stock: The  Compensation Committee will  determine the restrictions, which need not be the same for all grants, applicable to the vesting of each grant of restricted stock. A certificate for the shares of Common Stock will be issued in the name of each recipient of a grant, but the certificate will be held in custody by Warner-Lambert for the employee's account. Subject to the foregoing, the employee will, commencing on the date of grant of restricted stock, have the rights and privileges of a holder of Common Stock, including the right to receive dividends and the right to vote the shares. In the event of a change in control of Warner-Lambert, holders of restricted stock will receive the full value of the shares previously granted by delivery of a cash payment in lieu thereof.

Performance Awards: Performance Awards may be granted by the Compensation Committee providing for payment in accordance with terms and conditions established by such committee, which may include provisions based upon performance (corporate, group, individual or otherwise), periods of time or such other considerations as the Compensation Committee shall determine to be appropriate. Performance Awards may consist of shares of Common Stock or awards that are valued by reference to shares of Common Stock or cash, and may provide for payment in shares of Common Stock, cash or any combination thereof as determined by the Compensation Committee. At the time of grant of performance awards, the Compensation Committee may establish provisions which will govern in the event of a change in control of Warner-Lambert, which may include payment to the recipients of such awards of the full value thereof either by delivery of shares of Common Stock without restriction or a cash payment, depending on the requirements of Federal securities law.

Directors' Deferred Fees: Pursuant to the provisions of the 1996 Stock Plan relating to directors' fees, non-employee directors who elect to defer all or any portion of the cash compensation paid to directors are permitted to have such deferred amounts credited (i) to a Cash Account which accrues interest annually at the rate utilized for adjusting deferred bonus accounts under the Warner-Lambert Incentive Compensation Plan or (ii) to a Warner-Lambert Common Stock equivalent account which is credited as of the day the deferred fees would have been payable with stock credits equal to the number of shares of Common Stock that could have been purchased with the amount of such deferred fees. In addition, as of the date of any dividend record date for the Common Stock, if the director has not elected to transfer the credits in the Common Stock equivalent account to the Cash Account, the director's Common Stock equivalent account is credited with additional stock credits equal to the number of shares of Common Stock that could have been purchased with the amount which would have been paid as dividends on the share equivalents in such account.

     Distributions from the directors' deferred fee accounts are made only in cash following the year in which the director ceases to be a member of the Board. In the event of a change in control of Warner-Lambert, all amounts credited to a director's Common Stock equivalent account will be converted to a Cash Account at a price determined by reference, among other things, to the price pursuant to which the change in control was effected; and the amount credited to each director's account will be distributed over a period of up to 15 years.

NEW PLAN BENEFITS

The benefits or amounts that will be received or allocated in the future under the 1996 Stock Plan are not determinable. For information concerning grants of stock options and rights

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during  1995 under the 1992 Stock Plan  to the Company's Chief Executive Officer
and the other four most highly compensated executive officers, see the Option/SAR Grants in 1995 Table above.

     The foregoing summary of the 1996 Stock Plan is qualified in its entirety by the 1996 Stock Plan and reference is made to the copy of the 1996 Stock Plan which is attached hereto as Exhibit A.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 STOCK PLAN

Options and Rights: The grant or exercise of an incentive stock option will not generally cause realization of income by the optionee; however, the amount by which the fair market value of a share of Common Stock at the time of exercise of an incentive stock option exceeds the option price will be included in determining the optionee's 'Alternative minimum taxable income' for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long-term capital gain. However, if shares acquired pursuant to the exercise of an incentive stock option are sold by the optionee before the completion of such holding periods (and if the sale is a transaction with respect to which a loss, if sustained, would be recognized to the optionee), so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain recognized on the sale should qualify as a capital gain.

     The  grant  of  an  option  that  is  not  an  incentive  stock  option  (a
'nonqualified option') should not result in realization of income by the optionee. Upon exercise of a nonqualified option by an optionee, the excess of the fair market value of the shares on the exercise date over the option price should be considered compensation taxable as ordinary income to the employee. In the event of a sale of the shares, any appreciation after the date of exercise should qualify as a capital gain.

     The grant of a right (whether or not in tandem with an option) should not result in taxable income to the grantee. The exercise of a right by a grantee should result in compensation taxable as ordinary income to the grantee in the amount of cash paid and/or the fair market value of shares of Common Stock received.

     Warner-Lambert will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the ordinary income realized by the employee, provided any Federal income tax withholding requirements are satisfied and subject to the provisions of Section 162(m) of the Internal Revenue Code which establishes a limit in certain circumstances on the deductibility of annual compensation for certain executive officers that exceeds $l,000,000. If the holding period requirements outlined above in connection with an incentive stock option are satisfied, no deduction will be available to Warner-Lambert.

Restricted Stock: An employee who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not realize taxable income upon the grant, and Warner-Lambert will not be entitled to a deduction, until the termination of the restrictions. Upon

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such termination, the employee will realize taxable ordinary income in an amount equal to the fair market value of the Common Stock at that time, and Warner-Lambert will be entitled to a deduction in the same amount, subject to the provisions of Section 162(m) of the Internal Revenue Code. However, the employee may elect to realize taxable ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, Warner-Lambert will be entitled to a deduction in such year in the same amount, and any gain or loss recognized by the employee upon subsequent disposition of the Common Stock will be capital gain or loss.

     Any dividends with respect to shares of restricted stock which are paid or made available to the employee (who has not elected to be taxed on the date of grant) while the restricted stock remains forfeitable are treated as additional compensation taxable as ordinary income to the employee and deductible to Warner-Lambert. If an employee has elected to be taxed on the date of grant, the dividends represent ordinary dividend income to the employee and are not deductible to Warner-Lambert. If the employee elects to be taxed on the restricted shares on the date of grant and the employee subsequently forfeits the shares, the employee is not entitled to a deduction as a consequence of such forfeiture and Warner-Lambert must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

Performance Awards: The recipient of a performance award will realize taxable ordinary income in an amount equal to the fair market value of the award at the time the employee's rights with respect to such award are no longer subject to a substantial risk of forfeiture unless the employee otherwise elects to be taxed earlier. Warner-Lambert will be entitled to a deduction at the time the employee realizes compensation income and in the same amount, subject to the provisions of Section 162(m) of the Internal Revenue Code.

BOARD OF DIRECTORS' PROPOSAL RELATING TO
APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The firm of Price Waterhouse LLP has audited the consolidated financial statements of Warner-Lambert for many years and the Audit Committee has recommended, and the Board of Directors has approved, the appointment of this firm to continue such services for the year 1996. Accordingly, the Board of Directors recommends that the appointment of the firm of Price Waterhouse LLP to audit the consolidated financial statements of Warner-Lambert and its subsidiaries for the year 1996 be approved.

     A representative of Price Waterhouse LLP will be present at the meeting to answer any questions by stockholders relating to its audit of the consolidated financial statements of Warner-Lambert for 1995 and other appropriate questions. The aggregate fees for worldwide audit services in connection with the 1995 audit performed by Price Waterhouse LLP for Warner-Lambert were approximately $3.8 million.

     Approval of the foregoing will require the affirmative vote of a majority of the votes cast. The persons named in the enclosed form of Proxy have advised that it is their intention to vote each Proxy for such proposal, unless a contrary decision is indicated on the Proxy.

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BOARD OF DIRECTORS' PROPOSAL RELATING TO AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
AUTHORIZED SHARES OF COMMON STOCK

Subject to stockholder approval, the Board of Directors has approved an amendment to the Restated Certificate of Incorporation of Warner-Lambert to increase the number of authorized shares of Common Stock from 300,000,000 shares to 500,000,000 shares in order to effectuate a two-for-one stock split. The par value of the Common Stock would remain at $1.00 per share. The Board of Directors recommends that such increase in the number of authorized shares of Common Stock be approved by the stockholders.

     The proposed amendment to the Restated Certificate of Incorporation will be effected by deleting the introductory paragraph of Article FOURTH of Warner-Lambert's Restated Certificate of Incorporation, as amended, and substituting a new introductory paragraph that reads in full as follows:

     'FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Five Hundred Five Million (505,000,000) shares consisting of Five Hundred Million (500,000,000) shares of Common Stock of the par value of One Dollar ($1) per share (hereinafter called the `Common Stock') and Five Million (5,000,000) shares of Preferred Stock of the par value of One Dollar ($1) per share (hereinafter called the `Preferred Stock').'

     The Board of Directors has also authorized a two-for-one stock split of Warner-Lambert's Common Stock, conditional upon the approval by the stockholders of the proposed amendment of the Restated Certificate of Incorporation.

     The Board believes that the stock split will broaden the potential market for the Common Stock and result in a wider distribution of shares, which the
Board believes to be in the best interests of Warner-Lambert and its stockholders. If the stockholders approve the proposed amendment, there will be distributed to each stockholder one additional share of Common Stock, par value $1 per share, for each share registered in such person's name on May 3, 1996, the record date established by the Board of Directors for the stock split. It is anticipated that certificates for the additional shares will be mailed to the stockholders on or about May 17, 1996. Presently issued certificates will continue to represent the same number of shares, par value $1.00 per share. Presently issued certificates will not be exchanged for new certificates and should not be returned to the Company or to its transfer agent.

     Based on the number of shares of Common Stock currently issued (including shares held in treasury) and shares currently reserved for issuance under Warner-Lambert's benefit plans, and after giving effect to the proposed stock split, there would be approximately 320,661,000 shares of Common Stock issued (including those held in treasury) and approximately 29,369,000 shares reserved for issuance under Warner-Lambert's benefit plans.

     The stock split will have the effect of doubling the number of shares of Common Stock issuable upon exercise of options and alternate rights granted under Warner-Lambert's stock plans and of reducing by one-half the option price per share with respect to such options and alternate rights. In addition, the number of shares of restricted stock granted to Company employees and Directors and the Common Stock equivalents held by Directors under Warner-Lambert's deferred compensation arrangements will be doubled.

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     Pursuant to the  Company's Stockholder  Rights Plan all  holders of  Common
Stock have been granted, for each share owned, a Right (as defined in the Stockholder Rights Plan) which entitles the holder, when the Right becomes exercisable, to purchase from Warner-Lambert one two-hundredth of a share of Series A Participating Cumulative Preferred Stock, par value $1 per share, of Warner-Lambert at a price of $135. Following the stock split, each Rights holder will be entitled to purchase one four-hundredth of a share of Series A Participating Cumulative Preferred Stock at a price of $67.50.

     The proposed amendment would also increase the number of unreserved shares of Common Stock available for issuance to approximately 149,970,000 shares.

     The increase in the number of authorized shares of Common Stock is believed by the Board of Directors to be desirable in order to assure that there will be additional authorized shares available for possible acquisitions, employee benefit plans, dividends, stock splits and other general corporate purposes. Warner-Lambert does not have any immediate plans, arrangements, commitments or understanding with respect to the issuance of any of the additional shares of Common Stock which would be authorized by the proposed amendment. No further action or authorization by Warner-Lambert's stockholders would be necessary prior to the issuance of the additional shares of Common Stock unless required by applicable law or regulatory agencies or by the rules of any stock exchange on which Warner-Lambert's securities may then be listed. The holders of any of the additional shares of Common Stock issued in the future would generally have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any such additional shares.

     Warner-Lambert has been advised by tax counsel that the proposed stock split would result in no gain or loss or realization of taxable income to holders of Common Stock under existing Federal income tax laws. The cost basis for tax purposes of each new share and each retained share of Common Stock would be equal to one-half of the cost basis for tax purposes of the corresponding share immediately preceding the stock split. In addition, the holding period for the additional shares issued pursuant to the stock split incudes the holding period for the original shares of Common Stock.

     If a stockholder elects to sell or purchase shares of Warner-Lambert's Common Stock following approval of the proposed amendment of the Restated Certificate of Incorporation and the effectuation of the stock split, stock transfer taxes (if applicable) may be higher in a transaction involving an equivalent aggregate market value because of the greater number of shares, and the brokerage commission may also be higher. Stockholders may wish to determine from their brokers the commission applicable for the additional number of shares.

     The Board of Directors recommends  that the stockholders vote for  approval
of   the  proposed   amendment  of  Warner-Lambert's   Restated  Certificate  of
Incorporation as described above.

     Approval of such amendment will require the affirmative vote of a majority of the outstanding Common Stock. The persons named in the enclosed form of Proxy have advised that it is their intention to vote each Proxy for such proposal unless a contrary decision is indicated on the Proxy.

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STOCKHOLDER PROPOSALS

From time to time stockholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the annual meeting. In order to be considered, such proposals must be submitted on a timely basis. Proposals for the 1997 annual stockholders' meeting must be received at Warner-Lambert's principal executive offices no later than November 7, 1996. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of Warner-Lambert.

OTHER INFORMATION

The cost of the solicitation of Proxies by the Board of Directors, other than from participants in the Company's Savings and Stock Plan, will be borne by Warner-Lambert. The cost of solicitation of Proxies from participants in the Savings and Stock Plan will be borne by such Plan. Solicitation of proxies will be made by mail, and, in addition, may be made by officers and employees of Warner-Lambert, personally or by telephone or telegram. Forms of Proxies and proxy materials may also be distributed, through brokers, custodians and other like parties to the beneficial owners of Common Stock of Warner-Lambert. Warner-Lambert has also retained Kissel-Blake Inc. to aid in solicitation of Proxies at an anticipated cost not in excess of $13,500.

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                              STATEMENT OF DIFFERENCES
                              ------------------------

The trademark symbol shall be expressed as 'tm'
The registered trademark symbol shall be expressed as 'r'





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                                                                       EXHIBIT A

                             WARNER-LAMBERT COMPANY
                                1996 STOCK PLAN

                                   ARTICLE I
                                PURPOSE OF PLAN

Section 1.1. Purpose.

     (a) The purpose of the 1996 Stock Plan is to provide additional incentive to selected officers and other employees of the Company (as hereinafter defined), to recognize and reward their efforts and accomplishments in order to strengthen the desire of employees to remain with the Company and stimulate their efforts on behalf of the Company and to attract and retain persons of competence, and, by encouraging ownership of a stock interest in the Company, to gain for the Company the advantages inherent in employees having a sense of proprietorship.

     (b) In addition, the Plan (as hereinafter defined) will assist in the attraction and retention of non-employee members of the Board of Directors by providing the opportunity for such Directors to obtain a proprietary interest in the Company's success and progress and with increased flexibility in the timing of the receipt of fees for services on, and attending meetings of, the Board of Directors and committees thereof.

                                   ARTICLE II
                                  DEFINITIONS

    Section 2.1. Definitions. Whenever used herein, unless the context otherwise indicates, the following terms shall have the respective meaning set forth below:

    Account: A Cash Account or a Stock Account.

    Act: The Securities Exchange Act of 1934, as amended.

    Affiliate: Any corporation, partnership, association, joint-stock company, business trust, joint venture or unincorporated organization controlled, directly or indirectly, by Warner-Lambert. Warner-Lambert shall be deemed to control any such entity if Warner-Lambert possesses, directly or indirectly, the power to direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise.

    Board of Directors (or Board): The Board of Directors of Warner-Lambert.

    Business Day: A day except for a Saturday, Sunday or a legal holiday.

    Cash Account: The Account which reflects the Compensation deferred by a Director pursuant to Section 11.3.

    Cash Credit: A credit to a Director's Cash Account, expressed in whole dollars and fractions thereof, pursuant to Section 11.3.

    Closing Price: The closing price of the Common Stock on the Composite Tape for New York Stock Exchange issues.

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    Code: The Internal Revenue Code of 1986, as amended.

    Committee: The committee appointed to administer the Plan in accordance with
Section 12.1 hereof.

    Common Stock: Common Stock, par value $1.00 per share, of Warner-Lambert.

    Company: Warner-Lambert and its Affiliates.

    Compensation: All cash remuneration payable to a Director for services to the Company as a Director or as a consultant, other than reimbursement for expenses, and shall include retainer fees for service on, and fees for attendance at meetings of, the Board and any committees thereof.

    Conversion Election Date: A date described in Section 11.5 by which a Director may elect to convert all or any portion of his or her Cash Account to his or her Stock Account and vice versa.

    Deferred Compensation Account: An account established by the Company for a Director under a Predecessor Plan.

    Director: Any member of the Board of Directors who is not an employee of the Company or any of its Affiliates.

    Effective Date: The date specified in Article XV hereof.

    Employee: Officers and other employees of the Company or any of its Affiliates (including such persons who are also members of the Board of Directors).

    Fair Market Value: As used in the Plan, the term 'Fair Market Value' shall be the mean between the high and low sales prices for Common Stock on the Composite Tape for New York Stock Exchange issues on the date the calculation thereof shall be made. In the event the date of calculation shall be a date on which the Common Stock shall not trade on the New York Stock Exchange, determination of Fair Market Value shall be made as of the first date prior thereto on which the Common Stock shall have traded on the New York Stock Exchange.

    Grantee: A Participant to whom Rights have been granted in accordance with the provisions of Articles IV and VI hereof.

    Option: The grant to Participants of options to purchase shares of Common Stock in accordance with the provisions of Articles IV and V hereof.

    Optionee: A Participant to whom one or more Options have been granted in accordance with the provisions of Articles IV and V hereof.

    Option Period: The period of time during which an Option may be exercised in accordance with the provisions hereof.

    Option Price: The price per share payable to the Company for shares of Common Stock upon the exercise of an Option.

    Participant: Each Employee to whom a Stock Award is granted under the Plan.

    Performance Awards: Awards made to Employees in accordance with the provisions of Article VIII hereof.

    Plan: The Warner-Lambert Company 1996 Stock Plan.

    Plan Year: The calendar year.

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    Predecessor  Plans: The  Warner-Lambert Directors'  Fees Deferral  Plan, the
Warner-Lambert Consulting Fees Deferral Plan, the Deferred Compensation Plan for Directors of Warner-Lambert Company and the Warner-Lambert 1992 Stock Plan.

    Reference Option: An Option, other than an incentive stock option, to which a Right shall relate.

    Reporting Person: A person subject to the reporting requirements of Section 16(a) of the Act, excluding former officers and directors whose transactions in Common Stock are no longer subject to Section 16 of the Act.

    Restricted Period: The period of time from the date of grant of Restricted Stock until the lapse of restrictions attached thereto.

    Restricted Stock: Common Stock granted under the Plan which is subject to restrictions in accordance with the provisions of Article VII hereof.

    Right: The grant to Participants of rights to acquire shares of Common Stock in accordance with the provisions of Articles IV and VI hereof.

    Secretary: The Secretary of Warner-Lambert.

    Spread: The amount by which the Option Price that would be payable by the Grantee upon the exercise of the Reference Option is less than the Fair Market Value of a share of Common Stock on the date the related Right was granted.

    Stock Account: The Account which reflects the Compensation deferred by a Director pursuant to Section 11.4.

    Stock Award: A grant of Options, Rights, Restricted Stock or Performance Awards in accordance with the provisions hereof.

    Stock Credit: A credit to a Director's Stock Account, expressed in whole shares and fractions thereof, pursuant to Section 11.4.

    Subsidiary: Any corporation (other than Warner-Lambert) in an unbroken chain of corporations beginning with and including Warner-Lambert if, at the time of the granting of a Stock Award, each of the corporations other than the last corporation in said unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    Valuation Date: The date on which a Right is exercised.

    Warner-Lambert: Warner-Lambert Company or any successor to it in ownership of substantially all of its assets, whether by merger, consolidation or otherwise.

                                  ARTICLE III
                             ELIGIBILITY AND GRANTS

    Section 3.1. Eligibility and Grants. The Committee shall determine the Employees who shall be granted Stock Awards and the number of shares thereof. The Committee may make more than one grant to an Employee during the life of the Plan. Each grant shall be evidenced by a written instrument duly executed by or on behalf of the Company.

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    Section 3.2. Share Limitation.

    (a) Stock Awards may not be granted in any year which provide for the issuance of more than 1.65% of the shares of Common Stock outstanding (including issued shares reacquired by the Company) on the January 1 of the year of grant. Restricted Stock may not be granted in any year for more than 20% of the shares authorized under the preceding sentence. Shares of Common Stock issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. Notwithstanding the above limitation, in any year in which Stock Awards (including Restricted Stock) are granted which provide for the issuance of less than the maximum permissible number of shares, the balance of such unused shares shall be added to the limitation in subsequent years. In addition, if any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall be added to the limitation in subsequent years; provided, however, that if such expired, terminated or cancelled Option shall have been a Reference Option, none of such unpurchased shares shall again become available for purposes of the Plan to the extent that the related Right granted under the Plan is exercised. Further, if any shares of Common Stock granted hereunder are forfeited or such award otherwise terminates without the delivery of such shares upon the lapse of restrictions, the shares subject to such grant, to the extent of such forfeiture or termination, shall be added to the limitation in subsequent years so long as the Participant received no 'benefits of ownership' (within the meaning of Section 16 of the Act) in connection with such grant. To the extent permitted by Section 16 of the Act, any shares of Common Stock issued under the Plan through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available under the Plan.

    (b) Stock Awards may not be granted in any year to any individual which provide for the issuance of more than 600,000 shares of Common Stock (as such number shall be adjusted in accordance with Article X). Notwithstanding the above limitation, in any year in which Stock Awards are granted which provide for the issuance of less than the maximum permissible number of shares, the balance of such unused shares shall be added to the limitation in subsequent years.

                                   ARTICLE IV
                      GENERAL TERMS OF OPTIONS AND RIGHTS

    Section 4.1. Consideration. The Committee shall determine the consideration to the Company for the granting of Options and Rights under the Plan, as well as the conditions, if any, which it may deem appropriate to ensure that such consideration will be received by, or will accrue to, the Company, and, in the discretion of the Committee, such consideration need not be the same, but may vary for Options and Rights granted under the Plan at the same time or from time to time.

    Section 4.2. Number of Options and Rights.

     (a) The Committee may grant more than one Option or Right to an individual during the life of the Plan and, subject to the requirements of Section 422 of the Code with respect to incentive stock options, such Option or Right may be in addition to, in tandem with, or in substitution for, options or rights previously granted under the Plan or under another stock plan of the Company or of another corporation and assumed by the Company.

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     (b) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any prior plan to be conditioned upon the granting to the Employee of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted.

     Section 4.3. Option and Right Agreements. The Company shall effect the grant of Options and Rights under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing, in a form approved by the Committee. Each Option and Right shall contain such terms and conditions (which need not be the same for all Options and Rights, whether granted at the same time or at different times) as the Committee shall deem to be appropriate. The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options and Rights may be exercised. Except as otherwise provided by the Committee, Options and Rights shall be exercised by submitting to the Company a signed copy of a notice of exercise in a form to be supplied by the Company and the exercise of an Option or Right shall be effective on the date on which the Company receives such notice at its principal corporate offices.

     Section 4.4. Non-Transferability of Option or Right. No Option or Right granted under the Plan to an Employee shall be transferable by the Employee otherwise than by will or by the laws of descent and distribution or pursuant to a 'qualified domestic relations order' (as defined in the Code), and such Option and Right shall be exercisable, during the Employee's lifetime, only by such Employee.

     Section 4.5. Optionees and Grantees not Stockholders. An Optionee or Grantee or legal representative thereof shall have none of the rights of a stockholder with respect to shares subject to Options or Rights until such shares shall be issued upon exercise of the Option or Right.

     Section 4.6. Certain Events. As used in the Plan, a 'Change in Control of Warner-Lambert' shall be deemed to have occurred if (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of Warner-Lambert representing twenty percent (20%) or more of the combined voting power of Warner-Lambert's then outstanding securities, (ii) upon the consummation of a merger, consolidation, sale or disposition of all or substantially all of Warner-Lambert's assets or plan of liquidation which is approved by the stockholders of Warner-Lambert (a 'Transaction'), or (iii) the composition of the Board at any time during any consecutive twenty-four (24) month period changes such that the Continuity Directors (as hereinafter defined) cease for any reason to constitute at least fifty-one percent (51%) of the Board. For purposes of the foregoing clause (iii), 'Continuity Directors' means those members of the Board who either (a) were directors at the beginning of such consecutive twenty-four (24) month period, or (b)(1) filled a vacancy during such twenty-four (24) month period created by reason of (x) death, (y) a medically determinable physical or mental impairment which renders the director substantially unable to function as a director or (z) retirement at the last mandatory retirement age in effect for at least two (2) years, and (2) were
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the  current  directors who  were  also directors  at  the commencement  of such twenty-four (24) month period. Notwithstanding the provisions of Article II hereof, upon the exercise of a Right during the 30-day period following
Warner-Lambert  obtaining  actual   knowledge  of   a  Change   in  Control   of
Warner-Lambert, 'Fair Market Value' of a share of Common Stock on the Valuation Date shall be equal to the higher of (i) the highest closing sale price per share of Common Stock of Warner-Lambert on the Composite Tape for New York Stock Exchange issues during the period commencing 30 days prior to such Change in Control and ending immediately prior to such exercise or (ii) if the Change in Control of Warner-Lambert occurs as a result of a tender or exchange offer or consummation of a Transaction, then the highest price per share of Common Stock pursuant thereto. Any consideration other than cash forming a part or all of the consideration for Common Stock to be paid pursuant to the applicable transaction shall be valued at the valuation placed thereon by the Board. Adjustments, if any, shall be made in accordance with Section 10.1 hereof.

                                   ARTICLE V
                        TERMS AND CONDITIONS OF OPTIONS

    Section 5.1. Types of Options. Options granted under the Plan shall be in the form of (i) incentive stock options as defined in Section 422 of the Code, or (ii) options not qualifying under such section, or both, in the discretion of the Committee. The status of each Option shall be identified in the Option agreement.

    Section 5.2. Option Price. The Option Price shall be such as shall be fixed by the Committee, subject to adjustment pursuant to Section 10.1 hereof; provided, however, that the Option Price shall not be less than the Fair Market Value of Warner-Lambert Common Stock on the date of grant. The date of the granting of an Option under the Plan shall be the date fixed by the Committee.

    Section 5.3. Period of Option.

    (a) No part of an Option may be exercised unless the Optionee remains in the continuous employ of the Company for the period of time specified by the
Committee, except that upon the occurrence of a Change in Control of Warner-Lambert all Options may be exercised without giving effect to the period of employment limitation and the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period.

    (b) Options will be exercisable thereafter over the Option Period, which, in the case of each Option, shall be a period determined by the Committee and will be exercisable at such times and in such amounts as determined by the Committee at the time each Option is granted. Notwithstanding any other provision contained in this Plan, no Option shall be exercisable after the expiration of the Option Period. Except as provided in Sections 5.4, 5.5 and 5.6 hereof or as otherwise determined by the Committee, no Option may be exercised unless the Optionee is then in the employ of the Company and shall have been continuously so employed since the date of the grant of such Option.

    Section 5.4. Termination of Employment Before Age 55. An Optionee whose employment terminates before age 55, by reason other than death, shall be entitled to exercise such Option, only within the three-month period after the date of such termination

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of employment and in  no event after  the expiration of  the Option Period,  and then only if and to the extent that the Optionee was entitled to exercise the Option at the date of the termination of employment, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to
Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period and have not been removed pursuant to Section 5.3(a).

    Section 5.5. Termination of Employment On or After Age 55. An Optionee whose employment terminates on or after age 55, by reason other than death, shall be entitled to exercise such Option if the Optionee was entitled to exercise the Option at the date of the termination, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to
Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period; provided, however, that such Option shall be exercisable until the later of (i) the three-year period after termination of employment, or (ii) the period after termination of employment which is equal to the number of full months that the Option has been outstanding prior to such termination, but in no event after the expiration of the Option Period.

    Section 5.6. Death of Optionee. If an Optionee should die:

          (a) while in the employ of the Company, the Option theretofore granted shall, if the Optionee was entitled to exercise the Option at the date of death, be exercisable by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period; provided, however, that such Option shall be exercisable until the later of (i) the three-year period after termination of employment, or (ii) the period after termination of employment which is equal to the number of full months that the Option has been outstanding prior to such termination, but in no event after the expiration of the Option Period;

          (b) within the three-month period after the date of the termination of employment before age 55, the Option theretofore granted shall be exercisable by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, but then only if and to the extent that the Optionee was entitled to exercise the Option at the date of death, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period and have not been removed pursuant to Section 5.3(a); provided, however, that such Option shall be exercisable only within the twelve-month period next succeeding the death of the Optionee and in no event after the expiration of the Option Period; or

          (c) after the date of the termination of employment on or after age 55, the Option theretofore granted shall, if the Optionee was entitled to exercise the Option at the date of death, be exercisable by the estate of the Optionee, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the

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     Optionee, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Option relates which may be purchased from time to time during the Option Period; provided, however, that such Option shall be exercisable until the latest of (i) the three-year period after termination of employment, (ii) the period after termination of employment which is equal to the number of full months that the Option has been outstanding prior to such termination, or
     (iii) the twelve-month period after the death of the Optionee provided such death occurs before the later of (i) or (ii), but in no event after the expiration of the Option Period.

     Section 5.7. Payment for shares. Payment for shares of Common Stock shall be made in full at the time of exercise of the Option. Nothing herein shall be construed to prohibit the Company from making a loan or advance to the Optionee for the purpose of financing, in whole or in part, the purchase of optioned shares. Payment of the Option Price shall be made in cash or, with the consent of the Committee, in whole or in part in Common Stock, Stock Awards or other consideration. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a third party to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

     Section 5.8. Incentive Stock Options. Options granted in the form of incentive stock options shall be subject, in addition to the foregoing provisions, to the following provisions:

          (a) Annual Limit. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Optionee during any calendar year (under the Plan or under any other stock plan of the Company) exceeds $100,000, such options shall be treated as options which are not incentive stock options.

          (b) Ten Percent Shareholder. No incentive stock option shall be granted to any individual who, at the time of the proposed grant, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Warner-Lambert or any Subsidiary.

          (c) Option Period. No incentive stock option shall be exercisable after the expiration of ten years from the date of grant.

          (d) Option Price. The Option Price of an incentive stock option shall not be less than the Fair Market Value per share on the date of grant.

          (e) Subsidiary. Incentive stock options may only be granted to employees of Warner-Lambert and its Subsidiaries.

          (f) Aggregate Limit. The aggregate number of shares of Common Stock which may be issued pursuant to the exercise of incentive stock options shall not exceed the lesser of (i) 20,000,000 shares or (ii) the number of shares determined in accordance with the share limitation specified in
     Section 3.2 hereof.

The Company intends that Options designated by the Committee as incentive stock options shall constitute incentive stock options under Section 422 of the Code. Should any of the foregoing provisions not be necessary in order to so comply or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of stockholders of Warner-Lambert.

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                                   ARTICLE VI
                                TERMS OF RIGHTS

    Section 6.1. Relation to Option. Each Right shall relate specifically to a Reference Option, then held by, or concurrently granted to, the Grantee. Upon exercise of a Right an amount shall be payable from Warner-Lambert, determined in accordance with Section 6.3 hereof. The Reference Option shall terminate to the extent that the related Right is exercised.

    Section 6.2. Exercise of Right. A Right shall become exercisable at such time, and in respect of such number of shares of Common Stock, as the Reference Option is then exercisable and such Right shall terminate upon termination of the Reference Option, provided, however, that no Right shall be exercisable unless the Grantee shall have remained in the continuous employ of the Company for the period specified by the Committee, except that upon the occurrence of a Change in Control of Warner-Lambert, all Rights may be exercised without giving effect to the period of employment limitation and the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) with respect to the percent of the total number of shares to which the Right relates which may be purchased from time to time during the Option Period. Except as provided in this Section 6.2, Section 6.5 and Section 6.6, or as otherwise determined by the Committee, no Right shall be exercisable unless at the time of such exercise the Grantee shall be in the employ of the Company.

    Section 6.3. Amount Payable Upon Exercise of Right. Upon the exercise of a Right the amount payable shall be equal to:

          (i) 100% of the Spread but not exceeding the difference between the Option Price and the Fair Market Value of a share of Common Stock on the Valuation Date; plus

          (ii) 125% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the Valuation Date exceeds the Fair Market Value on the date the Right was granted;

multiplied by the number of shares with respect to which the Right is being exercised; provided, however, that the Committee may grant Rights which provide that upon exercise the amount payable shall be equal to 100% of the amount by which the Fair Market Value of a share of Common Stock on the Valuation Date exceeds the Fair Market Value on the date the Right was granted.

     Section 6.4. Form of Payment. The amount payable on exercise of a Right shall be payable in cash, shares of Common Stock valued at their Fair Market Value as of the Valuation Date, or in any combination thereof; provided, however, that the form of payment shall be in the sole discretion of the Committee. In the event that any payment in the form of both cash and shares of Common Stock is made to a Reporting Person, the cash portion of such payment shall be made upon the Grantee becoming taxable in respect of the Common Stock received upon exercise of the Right. Notwithstanding the foregoing, a payment, in whole or in part, of cash may be made to a Reporting Person upon exercise of a Right only if the Right is exercised (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (ii) during any other period permitted under the provisions of Rule 16b-3 promulgated pursuant

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to the Act. In addition, a payment of  cash shall be made to a Reporting  Person who has held the Right at least six months from the date of its grant promptly following a Change in Control of Warner-Lambert which Change in Control is outside the control of any Reporting Person within the meaning of the aforesaid Rule 16b-3. The Company intends that this provision shall comply with the requirements of Rule 16b-3 under the Act. Should this provision not be necessary to comply with the requirements of such Rule or should any additional provision be necessary in order to comply with the requirements of such Rule, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of stockholders of the Company. Any fraction of a share resulting from the above calculation shall be disregarded.

     Section 6.5. Termination of Employment. If, prior to the expiration of a Reference Option, the employment of the Grantee by the Company should terminate, by reason other than death, the related Right shall terminate, except that if, after a Grantee shall have remained in the employ of the Company for the period specified by the Committee, such Grantee's employment should terminate on or after age 55, the Right theretofore granted shall be exercisable until the later of (i) the three-year period after termination of employment, or (ii) the period after termination of employment which is equal to the number of full months that the Reference Option has been outstanding prior to such termination, but in no event after the expiration of the Option Period, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) hereof.

     Section 6.6. Death of Grantee. If a Grantee should die prior to the termination of the Reference Option:

          (a) while in the employ of the Company, the Right theretofore granted shall, if the Grantee was entitled to exercise the Right at the date of death, be exercisable by the estate of the Grantee, or by a person who acquired the right to exercise such Right by bequest or inheritance or by reason of the death of the Grantee, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) hereof with respect to the percent of the total number of shares to which the Right relates which may be purchased from time to time during the Option Period; provided, however, that such Right shall be exercisable until the later of (i) the three-year period after termination of employment, or (ii) the period after termination of employment which is equal to the number of full months that the Reference Option has been outstanding prior to such termination, but in no event after the expiration of the Option Period; or

          (b) after the date of the termination of employment on or after age 55, the Right theretofore granted shall, if the Grantee was entitled to exercise the Right at the date of death, be exercisable by the estate of the Grantee, or by a person who acquired the right to exercise such Right by bequest or inheritance or by reason of the death of the Grantee, without, however, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant to Section 5.3(b) hereof with respect to the percent of the total number of shares to which the Right relates which may be purchased from time to time during the Option Period; provided, however, that such Right shall be exercisable until the latest of
     (i)  the three-year period after termination of employment, (ii) the period
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     that the Reference Option has  been outstanding prior to such  termination, or (iii) the twelve-month period after the death of the Grantee provided such death occurs before the later of (i) or (ii), but in no event after the expiration of the Option Period.

     Section 6.7. Limited Rights. Notwithstanding anything herein to the contrary, Limited Rights may be granted hereunder by the Committee with respect to the options granted under this Plan or any other stock option plan of the Company which shall entitle the holder to receive a payment of cash promptly following a Change in Control of Warner-Lambert which Change in Control is outside the control of any Reporting Person within the meaning of Rule 16b-3 under the Act. Such payment of cash shall be made to a Reporting Person only if such person has held such Limited Right at least six months from the date of its grant. Promptly following any such Change in Control, the Optionee shall be entitled to receive a cash payment equal to the excess of the Fair Market Value of a share of Common Stock on the Valuation Date over the Option Price of the related Option multiplied by the number of shares with respect to which the Limited Right relates (in such case the method of determining the Fair Market Value in the third sentence of Section 4.6 shall apply). Limited Rights shall expire on the first to occur of their date of payment or expiration of the Limited Right or the related Option. Further, upon payment of a Limited Right, the related Option (and any other Right related thereto) shall be cancelled. Except as otherwise provided herein, the provisions of the Plan relating to Rights shall also apply to Limited Rights.

                                  ARTICLE VII
                    TERMS AND CONDITIONS OF RESTRICTED STOCK

    Section 7.1. General. The restrictions set forth in Section 7.2 shall apply to each grant of Restricted Stock for the duration of the Restricted Period.

    Section 7.2. Restrictions. A stock certificate representing the number of shares of Restricted Stock granted shall be registered in the Participant's name but shall be held in custody by the Company for the Participant's account. Subject to the provisions of Section 7.3, the Participant shall have all rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and the right to vote such shares, and the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the certificate until the expiration of the Restricted Period; (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; (iii) the Participant shall, if requested by the Company, execute and deliver to the Company, a stock power endorsed in blank; and (iv) all of the shares of Restricted Stock still subject to restrictions shall be forfeited and all rights of the Participant to such shares shall terminate without further obligation on the part of the Company if the Participant ceases to be an Employee prior to the expiration of the Restricted Period applicable to such shares. Upon the forfeiture (in whole or in part) of shares of Restricted Stock, such forfeited shares shall become treasury shares of the Company without further action by the Participant. The Participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 10.1 hereof.

    Section 7.3. Terms and Conditions. The Committee shall establish the terms and conditions, which need not be the same for all grants made under the Plan, applicable to the Restricted Stock, and which may include restrictions based upon periods of time,

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performance (corporate, group, individual or otherwise), combinations thereof or such other restrictions as the Committee shall determine to be appropriate. The Committee may provide for the restrictions to lapse with respect to a portion or portions of the Restricted Stock at different times or upon the occurrence of different events and the Committee may waive, in whole or in part, any or all restrictions applicable to a grant of Restricted Stock. Restricted Stock awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

    Section 7.4. Delivery of Restricted Shares. At the end of the Restricted Period as herein provided, a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but shall pay, in lieu thereof, the fair market value (measured as of the date the restrictions lapse) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be. Notwithstanding the foregoing, the Committee may authorize the delivery of the Restricted Stock to a Participant during the Restricted Period, in which event any stock certificates in respect of shares of Restricted Stock thus delivered to a Participant during the Restricted Period applicable to such shares shall bear an appropriate legend referring to the terms and conditions, including the restrictions, applicable thereto.

    Section 7.5. Certain Events.

          (a) In the event of a Change in Control of Warner-Lambert the rights and privileges of Participants hereunder shall be governed by the following clause (i), clause (ii) or clause (iii), as appropriate:

             (i) Value of Restricted Stock. All shares of Restricted Stock then outstanding shall be immediately forfeited and shall revert to the Company as treasury shares and, in lieu thereof, each Participant shall receive a cash payment equal to the Value of the Restricted Stock (as hereinafter defined); provided, however, that if the Participant is a Reporting Person at the time of the Change in Control of Warner-Lambert, the provisions of clause (ii) shall govern the rights and privileges of such Participant.

             (ii) Reporting Persons. All shares of Restricted Stock previously granted to Participants who are Reporting Persons at the time of the Change in Control of Warner-Lambert, which Change in Control is outside the control of any Reporting Person within the meaning of Rule 16b-3 under the Act, and which are then outstanding and have been outstanding for a period of at least six (6) months, shall be immediately forfeited and shall revert to the Company as treasury shares and, in lieu thereof, such Participant shall receive a cash payment equal to the Value of the Restricted Stock.

             (iii) Lapse of Restrictions. In the event that clause (ii) shall not become operational with respect to a Participant who is a Reporting Person, all restrictions applicable to shares of Restricted Stock previously granted to such Participant and then outstanding shall expire and such shares shall thereupon be delivered to the Participant free of all restrictions.

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          (b)  As used in the Plan, the 'Value of the Restricted Stock' shall be the higher of (a) the highest closing price per share of Common Stock on the Composite Tape for New York Stock Exchange issues during the 30 day period prior to the Change in Control of Warner-Lambert, or (b) if the Change in Control of Warner-Lambert occurs as a result of a tender or exchange offer or consummation of a Transaction, then the highest price per share of Common Stock pursuant thereto, multiplied by the total number of
     shares   of  Restricted  Stock   granted  to  such   Participant  and  then
     outstanding, regardless of whether the restrictions applicable thereto shall have previously lapsed. Any consideration other than cash forming a part or all of the consideration for Common Stock to be paid pursuant to the applicable transaction shall be valued at the valuation placed thereon by the Board of Directors. Adjustments, if any, shall be made in accordance with Section 10.1 hereof.

                                  ARTICLE VIII
                   TERMS AND CONDITIONS OF PERFORMANCE AWARDS

    Section 8.1. Terms and Conditions. The Committee may grant Performance Awards, determine the consideration therefor, which may include prior efforts and accomplishments, and establish the terms and conditions thereof, which may include provisions based upon periods of time, performance (corporate, group, individual or otherwise), combinations thereof or such other provisions as the Committee may determine to be appropriate. Performance Awards may consist of shares of Common Stock or awards that are valued by reference to shares of Common Stock (e.g., phantom stock or restricted stock units), cash or such other measure as the Committee shall determine. Performance Awards may provide for payment in shares of Common Stock, cash, other property or any combination thereof as determined by the Committee. Shares of Common Stock issued pursuant to this Section 8.1 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. The Committee shall determine whether payment shall be made in a lump sum, installments or deferred. With respect to Performance Awards which are valued by reference to shares of Common Stock, the Committee shall also determine whether the Participant may be entitled to receive a payment of, or credit equivalent to, any dividends payable with respect to such shares of Common Stock and the terms and conditions applicable thereto. Further, if a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto. The limitations on transfer set forth in Section 4.4 shall be applicable to all Performance Awards.

                                   ARTICLE IX
                       REGULATORY COMPLIANCE AND LISTING

    Section 9.1. Regulatory Compliance and Listing. The issuance or delivery of any Stock Awards and shares of Common Stock pursuant thereto may be postponed by the Company for such periods as may be required to comply with any applicable
requirements   under  the  Federal  securities   laws,  any  applicable  listing
requirements of any national securities exchange or any requirements under any other law or regulation applicable thereto, and the Company shall not be
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or  delivery thereof shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

                                   ARTICLE X
                ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION

    Section 10.1. Adjustments. In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization, liquidation, or the sale, conveyance, lease or other transfer by Warner-Lambert of all or substantially all of its property, or any other change in the corporate structure or shares of Warner-Lambert, equitable adjustments shall be made to prevent dilution or enlargement of rights (i) in the number and class of shares authorized to be granted hereunder, (including adjustment to the share limitation of Section 3.2 hereof), (ii) in the number and kind of shares available under any outstanding Stock Awards (including substitution of shares of another corporation), (iii) in the price of any Option, (iv) in the number of Stock Credits in each Director's Stock Account and
(v) in any other aspect of the Plan as the Committee shall deem appropriate; provided, however, that in no event may any change be made to an incentive stock option which would constitute a 'modification' within the meaning of Section 424(h)(3) of the Code. Stock Awards granted under the Plan shall contain such provisions as are consistent with the foregoing with respect to adjustments to be made in the number and kind of shares covered thereby and in the Option Price in the event of any such change.

                                   ARTICLE XI
                        DIRECTORS' DEFERRED COMPENSATION

    Section 11.1. Election To Participate.

          (a) Each Director may elect to defer payment of all or any portion of his or her Compensation that is payable during the immediately succeeding Plan Year. Such election must be made with respect to all Compensation payable in such succeeding Plan Year by June 30 of the Plan Year preceding the Plan Year in which such Compensation otherwise would be paid (or such later date as may be permissible under Rule 16b-3 under the Act but in no event later than December 31 of such preceding Plan Year).

          (b) An election to  defer any Compensation shall  be: (i) in  writing,
     (ii) delivered to the Secretary, and (iii) irrevocable. A Director may file a new election each Plan Year applicable to the immediately succeeding Plan Year. If no election or revocation of a prior election is received by June 30 of any Plan Year (or such later date as may be permissible under the preceding paragraph), the election, if any, in effect for such Plan Year will continue to be effective for the immediately succeeding Plan Year. If a Director does not elect to defer Compensation payable during a Plan Year, all such Compensation shall be paid directly to such Director in accordance with resolutions adopted by the Board from time to time.

     Section 11.2. Mode of Deferral. A Director who has elected to defer all or a portion of his or her Compensation as provided in Section 11.1 hereof may further elect to have such deferred amounts credited to a Cash Account, a Stock
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such Accounts. The  Secretary shall maintain  such Accounts in  the name of  the
Director. The election referred to in this Section 11.2 may be made twice per year and shall become effective on the July 1st or January 1st which follows such election by at least six months. Any such election shall be specified in a writing delivered by the Director to the Secretary and shall be irrevocable. If a Director fails to elect the Account to which deferral shall be made, he or she shall be deemed to have elected deferral to the Cash Account. Compensation deferred to a Cash Account or Stock Account shall result in Cash Credits or Stock Credits, respectively.

     Section 11.3. Cash Account. The Cash Account of a Director shall be credited, as of the day the deferred Compensation otherwise would have been payable to such Director, with Cash Credits equal to the dollar amount of such deferred Compensation. The Cash Account shall be adjusted and increased each year, as if interest was credited thereon, at the rate utilized for adjusting deferred bonus accounts under the Warner-Lambert Company Incentive Compensation Plan.

     Section 11.4. Stock Account. The Stock Account of a Director shall be credited, as of the day the deferred Compensation otherwise would have been payable to such Director, with Stock Credits equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased with the amount of such deferred Compensation at the Closing Price of shares of Common Stock on the day the deferred Compensation otherwise would have been payable to such Director. As of the date of any dividend record date for the Common Stock, the Director's Stock Account shall be credited with additional Stock Credits equal to the number of shares of Common Stock (including fractions of a share) that could have been purchased, at the Closing Price of shares of Common Stock on such date, with the amount which would have been paid as dividends on that number of shares (including fractions of a share) of Common Stock which is equal to the number of Stock Credits then attributed to the Director's Stock Account; provided, however, that in the event that there is not then in effect an election under Section 11.2 hereof to have any of such Director's Compensation credited to a Stock Account and, further, that the Director has elected under Section 11.5(a) hereof to transfer his or her Stock Account to a Cash Account then the amount which would have been credited to the Stock Account in accordance with this sentence but for this proviso shall instead be credited to such Director's Cash Account. In the case of dividends paid in property other than cash, the amount of the dividend shall be deemed to be the fair market value of the property at the time of the payment of the dividend, as determined in good faith by the Committee.

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     Section 11.5. Conversions.

          (a) Stock Account to Cash Account. A Director may elect on or before any June 30 to convert all or any portion of his or her Stock Account to his or her Cash Account as of the first Business Day of the year following the year in which the election to convert is made. The amount to be credited to such Director's Cash Account shall be obtained by multiplying the number of Stock Credits credited to his or her Stock Account as of such June 30 by the Closing Price of shares of Common Stock on the following December 31.

          In addition, a Director may elect on or before any December 31 to convert all or any portion of his or her Stock Account to his or her Cash Account as of the following July 1st. The amount to be credited to such Director's Cash Account shall be obtained by multiplying the number of Stock Credits credited to his or her Stock Account as of such December 31 by the Closing Price of shares of Common Stock on the following June 30.

          (b) Cash Account to Stock Account. A Director may elect on or before any June 30 to convert all or any portion of his or her Cash Account to his or her Stock Account as of the first Business Day of the year following the year in which the election to convert is made. The number of Stock Credits to be credited to such Director's Stock Account shall be obtained by dividing the number of Cash Credits credited to his or her Cash Account as of such June 30 by the Closing Price of shares of Common Stock on the following December 31.

          In addition, a Director may elect on or before any December 31 to convert all or any portion of his or her Cash Account to his or her Stock Account as of the following July 1st. The number of Stock Credits to be credited to such Director's Stock Account shall be obtained by dividing the number of Cash Credits credited to his or her Cash Account as of such December 31 by the Closing Price of shares of Common Stock on the following June 30.

          (c) An election under this Section 11.5 shall be in a writing delivered to the Secretary and may be revoked or revised at any time prior to the Conversion Election Date to which it relates.

     Section 11.6. Distribution of Cash Account or Stock Account.

          (a) Distributions in respect of a Director's Cash Account and Stock Account shall become payable in full to such Director, annually, over a period of ten (10) years, except as otherwise agreed to by the Committee and the Director, beginning with the first day of the calendar year following the year in which the individual ceases to be a member of the Board of Directors.

          (b) Distributions in respect of a Director's Cash Account and Stock Account shall be made only in cash.

     Section 11.7. Installment Amount.

          (a) The amount of each distribution with respect to a Director's Cash Account shall be the amount obtained by multiplying the balance in such Account by a fraction, the numerator of which is one (1) and the denominator of which is the number of years in which distributions remain to be made (including the current distribution).

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        (b)   The amount of each distribution with respect to a Director's Stock
     Account  shall be  the amount obtained  by multiplying the  number of Stock
     Credits  attributable  to  such  installment  (determined  as   hereinafter
     provided) by the average of the Closing Prices of shares of Common Stock on each Business Day in the month immediately prior to the month in which such installment is to be paid. The number of Stock Credits attributable to an installment shall be equal to the amount obtained by multiplying the current number of Stock Credits in such Stock Account by a fraction, the numerator of which is one (1) and the denominator of which is the number of years in which distributions remain to be made (including the current distribution).

     Section 11.8. Financial Hardship. Notwithstanding any other provision hereof, at the written request of a Director or a Director's legal representative, the Committee, in its sole discretion, upon a finding that continued deferral will result in financial hardship to the Director, may authorize (i) the payment of all or a part of a Director's Accounts in a single installment prior to his or her ceasing to be a Director or (ii) the acceleration of payment of any multiple installments thereof; provided, however, that Directors may not receive distributions under this Section 11.8 if such distribution would result in liability of the Director under Section 16 of the Act.

     Section 11.9. Distribution upon Death. Upon the death of a Director, the Committee shall pay all of such Director's Cash Account and Stock Account in a single installment to the beneficiary designated by the Director. All such designations shall be made in writing and delivered to the Secretary. A Director may from time to time revoke or change any such designation by written notice to the Secretary. If there is no designation on file with the Secretary at the time of the Director's death, or if the beneficiary designated therein shall have predeceased the Director, such distributions shall be made to the executor or administrator of the Director's estate. Any distribution under this Section 11.9 shall be made as soon as practicable following notification to the Committee of the Director's death and the value of the Stock Account for the purpose of such distribution shall be based upon the Closing Price of shares of Common Stock on the date of the Director's death.

     Section 11.10. Certain Events. Notwithstanding any other provision hereof, in the event of a Change in Control of Warner-Lambert which is outside of the control of any Reporting Person within the meaning of Rule 16b-3 under the Act, the balance in the Stock Account of each Director shall be converted to the Cash Account. For this purpose, the balance in the Stock Account shall be determined by multiplying the number of Stock Credits by the higher of (i) the highest Closing Price during the period commencing 30 days prior to such Change in Control or (ii) if the Change in Control of Warner-Lambert occurs as a result of a tender or exchange offer or consummation of a Transaction, then the highest price per share of Common Stock pursuant thereto. Any consideration other than cash forming a part or all of the consideration for Common Stock to be paid pursuant to the applicable transaction shall be valued at the valuation placed thereon by the Board of Directors. Adjustments, if any, shall be made in accordance with Article X hereof. Within 30 days after a Change in Control of Warner-Lambert, each Director may designate a distribution schedule which may provide for a lump sum payment or installment payments over a period of up to 15 years, provided, however, that no payment shall be made for a period of one year after the Change in Control. In the event that a Director shall not make a designation in accordance with the preceding sentence, the balance in the Cash Account shall be distributed in a lump sum one year after the Change in Control.

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     Section 11.11. Valuations. Notwithstanding  any other provision hereof,  in any instance in which a Director's Stock Account is to be valued by reference to the Closing Price of shares of Common Stock on a single day, the Committee may declare such price to be unrepresentative of the market value of such Common Stock and, in lieu thereof, shall base such valuation on the average of the Closing Prices of shares of Common Stock on each Business Day during the calendar quarter ending coincident with or immediately preceding the day which would otherwise serve as the basis for the valuation.

     Section 11.12. Funding. The Company's sole obligation to a Director or any person claiming under or through any Director in respect of the payment of any balance in an Account shall be solely a contractual obligation in accordance with the terms of the Plan. No promise hereunder shall be secured by any specific assets of the Company, nor shall any assets of the Company be designated as attributable or allocated to the satisfaction of such promises.

     Section 11.13. Status of Stock Credits. Stock Credits are not, and do not constitute, shares of Common Stock, and no right as a holder of shares of Common Stock shall devolve upon a Director by reason of his or her participation in the Plan.

     Section 11.14. Non-Trading Date. In the event that the date of the determination of a Closing Price hereunder shall be a date which shall not be a date on which the Common Stock is traded on the New York Stock Exchange, determination of such Closing Price shall be made as of the first date thereafter on which the Common Stock is so traded.

     Section 11.15. No Right To Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders, nor confer upon any Director the right to remain a member of the Board of Directors.

     Section 11.16. Predecessor Plans. Upon the Effective Date of the Plan, no further benefits shall accrue under any Predecessor Plans and account balances accrued under any Predecessor Plans shall be governed by the provisions of this Plan, except as provided in Section 11.18 hereof.

     Section 11.17. Deferred Compensation Accounts. Upon the Effective Date of the Plan, all Deferred Compensation Accounts shall become subject to the terms and conditions of this Plan in lieu of the terms and conditions of the Predecessor Plans, except as provided in Section 11.18 hereof.

     Section 11.18. Retired Directors. Benefits accrued under Predecessor Plans which are in pay status on the Effective Date shall continue to be paid in accordance with the provisions of the Predecessor Plans.

     Section 11.19. Federal Securities Law. The Company intends that the provisions of this Article XI, and all transactions effected in accordance with this Article XI, shall comply with Rule 16b-3(d) under the Act. In the event that any provision of this Article XI is not necessary to so comply or any additional provision is necessary to obtain or maintain such compliance, the Committee is authorized to revise the Plan accordingly without obtaining approval of the stockholders of Warner-Lambert. By way of illustration, and not limitation, the Committee may bifurcate the provisions of this Article XI, and such other provisions as it shall deem necessary, into a separate plan (which plan shall be recognized as having received approval of the stockholders of Warner-Lambert), if the Committee shall deem such

    [LOGO]
     A-18
action necessary to maintain qualification of Article XI (and transactions thereunder) under Rule 16b-3(d) under the Act and the qualification of the provisions of the Plan affecting Employees (and transactions thereunder) under Rule 16b-3 under the Act.

                                  ARTICLE XII
                                 ADMINISTRATION

    Section 12.1. Administration.

          (a) The Plan shall be administered by a committee consisting of not less than three members of the Board of Directors, who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. No person who is or, within one year prior thereto, has been eligible to receive an award under the Plan or any other plan of the Company which would result in loss of 'disinterested person' status within the meaning of Section 16 of the Act may be a member of the Committee, and no person may be granted a Stock Award while a member of the Committee. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, expressed from time to time by a vote at a meeting (including a meeting held by telephone conference call or in which one or more members of the Committee participate by telephone), or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

          (b) In addition to the Committee's discretionary authority set forth in other Articles hereof, the Committee has discretionary authority to construe and interpret the Plan and is authorized to establish such rules and regulations for the proper administration of the Plan as it may deem advisable and not inconsistent with the provisions of the Plan. All questions arising under the Plan or under any rule or regulation with respect to the Plan adopted by the Committee, whether such questions involve an interpretation of the Plan or otherwise, shall be decided by the Committee, and its decisions shall be conclusive and binding in all cases.

          (c) The Committee has discretionary authority to determine the Employees to whom Stock Awards under the Plan are to be granted, the terms and conditions applicable thereto and the number of shares to be covered by each award. In selecting the individuals to whom Stock Awards shall be granted, as well as in determining the terms and conditions applicable thereto and the number of shares subject to each grant, the Committee shall consider the positions and responsibilities of the Employees being considered, the nature of the services and accomplishments of each, the value to the Company of their services, their present and potential contribution to the success of the Company, the anticipated number of years of service remaining and such other factors as the Committee may deem relevant. The Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the Committee.

     Section 12.2. Stock Awards Committee. In addition, and not in limitation of the authority of the Committee, the Stock Awards Committee (as hereinafter constituted) may grant Stock Awards, in accordance with the provisions of the Plan, including the establishment of the terms and conditions thereof and the consideration to the Company therefor, to Employees who, at the time of the grant, are not Reporting Persons. The Stock Awards Committee, whose members need not serve on the Board of Directors, shall be

                                                                     [LOGO]
                                                                      A-19
appointed by, and shall serve at the pleasure of, the Committee. A majority of the Stock Awards Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, expressed from time to time by a vote at a meeting (including a meeting held by telephone conference call or in which one or more members of the Stock Awards Committee participate by telephone), or acts approved in writing by a majority of the Stock Awards Committee, shall be the acts of the Stock Awards Committee. Notwithstanding the foregoing, the Stock Awards Committee may not undertake any action which the provisions of Rule 16b-3, promulgated pursuant to the Act, require to be undertaken by 'disinterested persons' (as defined in said Rule) as a condition of the continued qualification of the Plan (and transactions thereunder) under Rule 16b-3.

                                  ARTICLE XIII
                      TERMINATION OR AMENDMENT OF THE PLAN

    Section 13.1. Termination or Amendment.

          (a) The Board may at any time terminate the Plan and may from time to time alter or amend the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article IX); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Stock Awards granted or the rights of a Director with respect to his or her Accounts prior to such termination, alteration or amendment may not be impaired without the consent of such Participant or Director, as the case may be, and, provided further, without the approval of the Company's stockholders, no alteration or amendment may be made which would require approval of such stockholders as a condition of compliance with Rule 16b-3 under the Act. The Company intends that the Plan (and transactions thereunder) shall comply with the requirements of Rule 16b-3 promulgated pursuant to the Act. Should any provisions hereof not be necessary in order to comply with the requirements of such Rule or should any additional provisions be necessary in order to so comply, the Committee may amend the Plan accordingly, without the necessity of obtaining approval of the stockholders of Warner-Lambert.

          (b) The Committee may at any time adopt any amendment to the Plan which (i)(A) does not increase Plan liabilities by an amount in excess of five million dollars ($5,000,000) and does not increase Plan expense by an amount in excess of five hundred thousand dollars ($500,000) or (B) is required by an applicable law, regulation or ruling, (ii) can be undertaken by the Board of Directors under the terms of the Plan, (iii) does not involve a termination of the Plan, (iv) does not affect the limitations contained in this sentence, and (v) does not affect the composition or compensation of the Committee.

          (c) The Committee shall have the power to cancel all Rights theretofore granted pursuant to the Plan in the event that it shall determine that the accounting effects of the grant or exercise of Rights under the Plan would not be in the best interests of the Company.

          (d) Any action which may be undertaken by the Committee pursuant to the terms hereof may be undertaken by the Board, except as provided in Rule 16b-3 promulgated pursuant to the Act.

    [LOGO]
     A-20

                                  ARTICLE XIV
                                 MISCELLANEOUS

    Section 14.1. No Right To Employment. Nothing in the Plan shall be deemed to confer upon any Participant the right to remain in the employ of the Company.

    Section 14.2. Withholding of Taxes.

          (a) The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant or the Director, as the case may be, of any taxes required by law with respect thereto.

          (b) The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A Reporting Person may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a 'Withholding Election') only if the election complies with the following conditions: (x) the Withholding Election shall be subject to the disapproval of the Committee and (y) the Withholding Election is made
     (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (ii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     Section 14.3. No Assignment of Benefits. No benefit payable under the Plan shall, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person. If any person entitled to a benefit hereunder shall be adjudicated a bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit, or if any attempt is made to subject any such benefit to the debts, contracts, liabilities, engagements or torts of any person entitled to such benefit, then such benefit shall, in the discretion of the Committee, cease and terminate, and in that event the Committee may cause such benefit, or any part thereof, to be held or applied for the benefit of such person, his or her spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee shall determine.

     Section 14.4. Death; Disability; Termination. The Committee shall establish the provisions which shall govern in the event of the death, disability, or termination (including layoff) of a Participant or a Director, which provisions may be different than the provisions otherwise described herein with respect to death, disability, and termination. If, for any reason, the Committee shall determine that it is not desirable because of the incapacity of the person who shall be entitled to receive any payments hereunder, to make such payments directly to such person, the Committee may apply such payment for the benefit of such

                                                                     [LOGO]
                                                                       A-21
person in any way that the Committee shall deem advisable or may make any such payment to any third person who, in the judgment of the Committee, will apply such payment for the benefit of the person entitled thereto. In the event of such payment, the Company, the Board of Directors and the Committee shall be discharged from all further liability therefor. The employment of an Employee who becomes disabled shall be deemed terminated for purposes of the Plan as of the date benefit payments would have commenced under the Warner-Lambert Long Term Disability Benefits Plan had the Participant been enrolled in such plan, except as otherwise provided herein or under Company policy. Absence on leave approved by the Company shall not be considered an interruption of employment for any purpose of the Plan.

     Section 14.5. Listing and Other Conditions.

          (a) As long as the Common Stock is listed on the New York Stock Exchange, the issue of any shares of stock pursuant to a Stock Award shall be conditioned upon the shares so to be issued being listed on such Exchange. Warner-Lambert shall make application for listing on such Exchange unlisted shares subject to Stock Awards, but shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or Right with respect to such shares shall be suspended until such listing has been effected.

          (b) If at any time counsel to Warner-Lambert shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to a Stock Award is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, Warner-Lambert shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Stock Awards, and the right to exercise any Option or Right shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

          (c) Upon termination of any period of suspension under this Section 14.5, any Stock Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension.

     Section 14.6. Governing Law. This Plan shall be governed by the law of the State of New Jersey (regardless of the law that might otherwise govern under applicable New Jersey principles of conflict of laws).

     Section 14.7. Construction. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     Section 14.8. Laws of Foreign Jurisdictions. Without amending the Plan, but subject to the limitations specified in Article XIII hereof, the Committee may grant, amend, administer, annul or terminate Stock Awards on such terms and conditions, which may be different from those specified in the Plan, as it may deem necessary or desirable to make available tax or other benefits of the laws of any foreign jurisdiction.

    [LOGO]
     A-22

     Section 14.9. Other Plans. Nothing contained herein shall prevent the Company from adopting additional compensation plans or arrangements.

     Section 14.10. Federal Securities Law. Notwithstanding any other provision of the Plan, no transaction shall be given effect on any date which would, in the opinion of counsel to the Company, result in liability under Section 16(b) of the Act.

                                   ARTICLE XV
                          EFFECTIVE DATE; TERM OF PLAN

    Section 15.1. Effective Date. The Plan shall be submitted to the stockholders of Warner-Lambert for their approval at the Annual Meeting of Stockholders to be held in 1996. Approval will require the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the meeting. If approved, the Plan shall become effective January 1, 1997.

    Section 15.2. Term of Plan. No Stock Awards may be granted hereunder after April 23, 2007. This Section 15.2 shall not affect any Stock Award granted prior to such date. Further, the provisions of Article XI hereof (as amended from time to time) are ongoing and shall continue until terminated by the Board.

                                                    WARNER-LAMBERT COMPANY

                                                                    [LOGO]
                                                                     A-23

[LOGO]
WARNER-LAMBERT COMPANY
MORRIS PLAINS, NEW JERSEY 07950
(201) 540-2000


['RECYCLED' LOGO] Printed on Recycled Paper

                                     APPENDIX 1
                                    FC PROXY CARD


                                  WARNER-LAMBERT COMPANY
            PROXY FOR THE ANNUAL MEETING TO BE HELD AT 10:30 O'CLOCK, EASTERN
                  DAYLIGHT SAVING TIME, TUESDAY MORNING, APRIL 23, 1996.
          THE PARSIPPANY HILTON HOTEL, ONE HILTON COURT, PARSIPPANY, NEW JERSEY



P               Melvin  R. Goodes, Lodewijk  J. R. de Vink  and Ernest J. Larini
R           and each  of  them, with  full  power of  substitution,  are  hereby
O           authorized  to represent  and to  vote and  act with  respect to all
X           stock of the undersigned  at the Annual  Meeting of Stockholders  of
Y           Warner-Lambert  Company on  April 23,  1996, and  any adjournment or adjournments thereof, as designated herein upon the proposals set forth herein and, in their discretion, upon such other matters as may properly be brought before the meeting.

             Nominees for election to the Board of Directors:              Change of Address

R. N. Burt, D. C. Clark, L.J.R. de Vink, J. A. Georges, M. R.  ------------------------------------------
Goodes, W. H. Gray III, W. R. Howell,                          ------------------------------------------
L. D. Leffall, Jr., P. S. Longe, A. J. Mandl, L. G. Rawl,  M.  ------------------------------------------
I. Sovern and J. D. Williams                                   ------------------------------------------
                                                               (If you have written in the above space,
                                                               please mark the corresponding box on the
                                                               reverse side of this card)


PLEASE  VOTE, SIGN  AND DATE  THIS PROXY AND  RETURN IT  PROMPTLY IN THE
ENCLOSED ENVELOPE.  NO  POSTAGE IS  REQUIRED  IF MAILED  IN  THE  UNITED
STATES.
                                                        SEE REVERSE SIDE

 [x]  Please mark your votes as in this example.                            0110

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. When properly executed it will be voted as directed by the stockholder but, unless otherwise specified, it will be voted FOR the election of Directors, FOR proposal (2), FOR proposal (3) and FOR proposal (4).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF DIRECTORS, FOR PROPOSAL (2), FOR PROPOSAL (3) AND FOR PROPOSAL (4).

1.Election of   FOR  WITHHELD  2.Warner-Lambert 1996   FOR  AGAINST  ABSTAIN     4.Amendment of          FOR  AGAINST  ABSTAIN
  Directors.    [ ]    [ ]       Stock Plan            [ ]    [ ]      [ ]         Certificate of        [ ]    [ ]      [ ]
                                                                                   Incorporation to
                                                                                   Increase Authorized
                                                                                   Common Stock

                               3.Price Waterhouse LLP  FOR  AGAINST  ABSTAIN
                                 as independent        [ ]    [ ]      [ ]
                                 accountants



For, except vote withheld from the following nominee(s):

----------------------------------------------------------

                                         PLEASE SEND AN ADMITTANCE CARD. [ ]

                                         CHANGE OF ADDRESS ON REVERSE SIDE. [ ]


SIGNATURE(S)___________________________________________________  DATE__________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                     APPENDIX 2
                       FC (UNEXCHANGED SHAREHOLDERS) PROXY CARD


                                     [BLUE STRIPE]
                                  WARNER-LAMBERT COMPANY
            PROXY FOR THE ANNUAL MEETING TO BE HELD AT 10:30 O'CLOCK, EASTERN
                  DAYLIGHT SAVING TIME, TUESDAY MORNING, APRIL 23, 1996.
          THE PARSIPPANY HILTON HOTEL, ONE HILTON COURT, PARSIPPANY, NEW JERSEY



P               Melvin  R. Goodes, Lodewijk  J. R. de Vink  and Ernest J. Larini
R           and each  of  them, with  full  power of  substitution,  are  hereby
O           authorized  to represent  and to  vote and  act with  respect to all
X           stock of the undersigned  at the Annual  Meeting of Stockholders  of
Y           Warner-Lambert  Company on  April 23,  1996, and  any adjournment or adjournments thereof, as designated herein upon the proposals set forth herein and, in their discretion, upon such other matters as may properly be brought before the meeting.

             Nominees for election to the Board of Directors:              Change of Address
R. N. Burt, D. C. Clark, L.J.R. de Vink, J. A. Georges, M. R.  ------------------------------------------
Goodes, W. H. Gray III, W. R. Howell,                          ------------------------------------------
L. D. Leffall, Jr., P. S. Longe, A. J. Mandl, L. G. Rawl,  M.  ------------------------------------------
I. Sovern and J. D. Williams                                   ------------------------------------------
                                                               (If you have written in the above space,
                                                               please mark the corresponding box on the
                                                               reverse side of this card)


PLEASE  VOTE, SIGN  AND DATE  THIS PROXY AND  RETURN IT  PROMPTLY IN THE
ENCLOSED ENVELOPE.  NO  POSTAGE IS  REQUIRED  IF MAILED  IN  THE  UNITED
STATES.
                                                        SEE REVERSE SIDE

 [x]  Please mark your votes as in this example.                            0110

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. When properly executed it will be voted as directed by the stockholder but, unless otherwise specified, it will be voted FOR the election of Directors, FOR proposal (2), FOR proposal (3) and FOR proposal (4).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF DIRECTORS, FOR PROPOSAL (2), FOR PROPOSAL (3) AND FOR PROPOSAL (4).


1.Election of   FOR  WITHHELD  2.Warner-Lambert        FOR  AGAINST  ABSTAIN  4.Amendment of Certificate of   FOR  AGAINST  ABSTAIN
  Directors.    [ ]    [ ]        1996 Stock Plan      [ ]    [ ]      [ ]      Incorporation to Increase     [ ]    [ ]      [ ]
  (see reverse)                                                                 Authorized Common Stock

                               3.Price Waterhouse LLP  FOR  AGAINST  ABSTAIN
                                 as independent        [ ]    [ ]      [ ]
                                 accountants



For, except vote withheld from the following nominee(s):

----------------------------------------------------------

                                         PLEASE SEND AN ADMITTANCE CARD. [ ]

                                         CHANGE OF ADDRESS ON REVERSE SIDE. [ ]


SIGNATURE(S)___________________________________________________  DATE__________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                     APPENDIX 3
                                    KB PROXY CARD


                                  WARNER-LAMBERT COMPANY
            PROXY FOR THE ANNUAL MEETING TO BE HELD AT 10:30 O'CLOCK, EASTERN
                  DAYLIGHT SAVING TIME, TUESDAY MORNING, APRIL 23, 1996.
          THE PARSIPPANY HILTON HOTEL, ONE HILTON COURT, PARSIPPANY, NEW JERSEY



P               Melvin  R. Goodes, Lodewijk  J. R. de Vink  and Ernest J. Larini
R           and each  of  them, with  full  power of  substitution,  are  hereby
O           authorized  to represent  and to  vote and  act with  respect to all
X           stock of the undersigned  at the Annual  Meeting of Stockholders  of
Y           Warner-Lambert  Company on  April 23,  1996, and  any adjournment or adjournments thereof, as designated herein upon the proposals set forth herein and, in their discretion, upon such other matters as may properly be brought before the meeting.

             Nominees for election to the Board of Directors:               Change of Address
R. N. Burt, D. C. Clark, L.J.R. de Vink, J. A. Georges, M. R.  ------------------------------------------
Goodes, W. H. Gray III, W. R. Howell,                          ------------------------------------------
L. D. Leffall, Jr., P. S. Longe, A. J. Mandl, L. G. Rawl,  M.  ------------------------------------------
I. Sovern and J. D. Williams                                   ------------------------------------------
                                                               (If you have written in the above space,
                                                               please mark the corresponding box on the
                                                               reverse side of this card)


PLEASE  VOTE, SIGN  AND DATE  THIS PROXY AND  RETURN IT  PROMPTLY IN THE
ENCLOSED ENVELOPE.  NO  POSTAGE IS  REQUIRED  IF MAILED  IN  THE  UNITED
STATES.
                                                        SEE REVERSE SIDE

 [x]  Please mark your votes as in this example.                            0110

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. When properly executed it will be voted as directed by the stockholder but, unless otherwise specified, it will be voted FOR the election of Directors, FOR proposal (2), FOR proposal (3) and FOR proposal (4).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF DIRECTORS, FOR PROPOSAL (2), FOR PROPOSAL (3) AND FOR PROPOSAL (4).


1.Election of   FOR  WITHHELD  2.Warner-Lambert 1996   FOR  AGAINST  ABSTAIN  4.Amendment of           FOR  AGAINST  ABSTAIN
  Directors.    [ ]     [ ]      Stock Plan            [ ]    [ ]      [ ]      Certificate of         [ ]    [ ]      [ ]
  (see reverse)                                                                 Incorporation to
                                                                                Increase Authorized
                                                                                Common  Stock

                               3.Price Waterhouse LLP  FOR  AGAINST  ABSTAIN
                                 as independent        [ ]    [ ]      [ ]
                                 accountants


For, except vote withheld from the following nominee(s):

----------------------------------------------------------

                                         PLEASE SEND AN ADMITTANCE CARD. [ ]

                                         CHANGE OF ADDRESS ON REVERSE SIDE. [ ]


SIGNATURE(S)___________________________________________________  DATE__________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.